Filed With the Securities and Exchange Commission on April 30, 2003

                                                               File No. 2-73371
                                                               File No. 811-3229

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 39
                                                     ----
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 40
                                             ----

                               Scudder Funds Trust
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a) (1)
/___/    75 days after filing pursuant to paragraph (a) (2)
/ X /    On May 1, 2003 pursuant to paragraph (b)
/___/    On _____________ pursuant to paragraph (a) (1)
/___/    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

If appropriate, check the following:

                  this post-effective amendment designates a new effective date ------- for a previously filed post-effective amendment

                                                                         SCUDDER
                                                                     INVESTMENTS


                                Taxable Income II

                                Classes A, B and C



                        Prospectus

--------------------------------------------------------------------------------
                                May 1, 2003
--------------------------------------------------------------------------------
                             |
                             |
                             |  Scudder High Income Opportunity Fund
                             |  (formerly Scudder High-Yield Opportunity Fund)
                             |
                             |  Scudder Income Fund
                             |
                             |  Scudder Short-Term Bond Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds

     4  Scudder High Income                 41  Choosing a Share Class
        Opportunity Fund
                                            47  How to Buy Shares
    12  Scudder Income Fund
                                            48  How to Exchange or Sell Shares
    19  Scudder Short-Term Bond Fund
                                            49  Policies You Should Know
    26  Other Policies and Secondary            About
        Risks
                                            57  Understanding Distributions
    28  Who Manages and Oversees                and Taxes
        the Funds

    31 Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                             |
                                             |  Class A     Class B     Class C
                                             |
                              ticker symbol  |  SYOAX       SYOBX       SYOCX
                                fund number  |  447         647         747


Scudder High Income Opportunity Fund
(formerly Scudder High-Yield Opportunity Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds.

Under normal circumstances, the fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in US junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default. The fund could put up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. The fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the fund invests are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, among others, preferred stock, convertible securities and real estate investment trusts (REITs).

--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o     assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and who are interested in the potential for high current income.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Opportunity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     1997       14.49
     1998        4.23
     1999        3.18
     2000       -7.04
     2001        3.30
     2002       -1.36


2003 Total Return as of March 31: 5.05%

For the periods included in the bar chart:
Best Quarter: 6.20%, Q4 2001              Worst Quarter: -5.93%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                  -5.80          -0.55            3.06
--------------------------------------------------------------------------------
  Return after Taxes on                -9.25          -4.35           -0.85
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                -5.39          -2.67            0.15
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)          -4.95          -0.56            2.86
--------------------------------------------------------------------------------
Class C (Return before Taxes)          -3.11          -0.72            2.75
--------------------------------------------------------------------------------
Index 1 (reflects no deductions         3.10           1.44            4.25
for fees, expenses or taxes)**
--------------------------------------------------------------------------------
Index 2 (reflects no deductions         6.20           3.95            5.04
for fees, expenses or taxes)**
--------------------------------------------------------------------------------

Index 1: The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market. Index 2: The Merrill Lynch High-Yield Master Index is an unmanaged index that broadly reflects corporate bonds that are below investment grade.

* The fund commenced operations on 6/28/1996. Index comparisons begin on 6/30/1996.

** Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the fund's investment objectives and process.

In both the chart and the table, total returns from 1997-2001 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------
The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A       Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        4.50%         4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        4.50%         None          1.00%
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*         4.00%         1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.60%         0.60%         0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.22          0.99          1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.43          0.54          0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses**             1.25          2.13          2.05
--------------------------------------------------------------------------------
Expense Waiver**                              0.00          0.08          0.00
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses            1.25          2.05          2.05
(after waiver)
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.05% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. With regard to Class A and Class C shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.33%, 0.38% and 0.35% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.15%, 1.97% and 1.95% (annualized) for Class A, Class B and Class C shares, respectively. After September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class are estimated to be as shown in the table.

Based on the costs on the previous page (including for Class B shares, two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $571           $828         $1,103        $1,889
--------------------------------------------------------------------------------
Class B shares               608            950          1,327         2,013
--------------------------------------------------------------------------------
Class C shares               406            736          1,192         2,455
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $571           $828         $1,103        $1,889
--------------------------------------------------------------------------------
Class B shares               208            650          1,127         2,013
--------------------------------------------------------------------------------
Class C shares               306            736          1,192         2,455
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   SZIAX       SZIBX       SZICX
                                fund number  |   463         663         763

Scudder Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. It does this by using a flexible investment program that emphasizes high-quality bonds.

The fund normally invests at least 65% of total assets in bonds of the top three grades of credit quality. The fund could put up to 20% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The fund can buy many types of income-producing securities, including corporate bonds (historically the backbone of the portfolio), US government and agency bonds and mortgage- and asset-backed securities. Generally, most are from US issuers, but bonds of foreign issuers are permitted.

The portfolio managers may shift the proportions of the fund's holdings, favoring different types of securities at different times while still maintaining variety in terms of the companies and industries represented. In making buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market.

--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In choosing individual bonds, the managers use independent analysis of issuers' creditworthiness to look for bonds that, for example, show improving credit. Although the managers may adjust the fund's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between four and six years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking a relatively high level of income and who can accept a moderate level of risk to their investment.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

        1993       12.30
        1994       -4.67
        1995       18.25
        1996        3.15
        1997        8.39
        1998        5.84
        1999       -1.73
        2000        9.52
        2001        5.61
        2002        7.37


2003 Total Return as of March 31: 1.34%

For the periods included in the bar chart:
Best Quarter: 5.91%, Q2 1995              Worst Quarter: -3.85%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      2.54           4.29          5.73
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      0.62           1.56          2.93
--------------------------------------------------------------------------------
  Return after Taxes on                   -0.20           1.77          3.04
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              3.56           4.30          5.42
--------------------------------------------------------------------------------
Class C (Return before Taxes)              5.60           4.35          5.42
--------------------------------------------------------------------------------
Index (reflects no deductions for         10.25           7.55          7.51
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn't been reduced.

In both the chart and the table, total returns for 2000 would have been lower if fund losses hadn't been reimbursed.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        4.50%         4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        4.50%          None        1.00%
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*         4.00%        1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.52%         0.52%        0.52%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.24          1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.35          0.47         0.51
--------------------------------------------------------------------------------
Total Annual Operating Expenses**             1.11          1.99         2.03
--------------------------------------------------------------------------------
Expense Waiver**                              0.00          0.08         0.12
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses            1.11          1.91         1.91
(after waiver)
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.30%, 0.30% and 0.20% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.90% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. With regard to Class A shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.30%, 0.30% and 0.20% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.07%, 1.83% and 1.73% (annualized) for Class A, Class B and Class C shares, respectively. After September 30, 2003, Other Expenses and Total Annual Operating Expenses for each class are estimated to be as shown in the table.

Based on the costs on the previous page (including for Class B and C shares, two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $558           $787         $1,034        $1,741
--------------------------------------------------------------------------------
Class B shares               594            909          1,257         1,866
--------------------------------------------------------------------------------
Class C shares               392            707          1,160         2,415
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $558           $787         $1,034        $1,741
--------------------------------------------------------------------------------
Class B shares               194            609          1,057         1,866
--------------------------------------------------------------------------------
Class C shares               292            707          1,160         2,415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |   Class A     Class B     Class C
                                            |
                             ticker symbol  |   SZBAX      SZBBX        SZBCX
                               fund number  |   422         622         722

Scudder Short-Term Bond Fund
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The Fund's Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. It does this by investing mainly in high quality bonds with short remaining maturities.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of total assets in two types of bonds: US government securities (including those issued by agencies and instrumentalities) and debt securities in the top two grades of credit quality. The fund could put up to 35% of total assets in bonds of the third and fourth credit grades, which are still considered investment-grade. It can't buy any junk bonds, but is not required to sell bonds that were investment grade when purchased, but subsequently downgraded to junk bond status.

The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, US government and agency bonds. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund's assets, because of their potential to offer high yields while also meeting the fund's quality policies.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will normally keep it at three years or less.

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OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated in the third or fourth highest category may be in less certain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than bonds rated in the two highest categories. In some cases, bonds may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may make sense for investors who want higher yield than a money market fund and who can accept some risk to their principal.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities price, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short-Term Bond Fund

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Annual Total Returns (%) as of 12/31 each year                        Class A
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

           1993        7.88
           1994       -3.14
           1995       10.44
           1996        3.57
           1997        5.87
           1998        4.05
           1999        1.29
           2000        7.20
           2001        6.36
           2002        4.67


2003 Total Return as of March 31: 0.56%

For the periods included in the bar chart:
Best Quarter: 3.77%, Q2 1995              Worst Quarter: -1.64%, Q4 1994

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Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      1.79           4.12          4.47
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      0.12           1.92          2.39
--------------------------------------------------------------------------------
  Return after Taxes on                    0.02           2.06          2.59
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              0.82           3.69          3.92
--------------------------------------------------------------------------------
Class C (Return before Taxes)              2.81           3.68          3.85
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for        6.28           6.63          6.18
fees, expenses or taxes)*
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for        6.22           6.67          6.20
fees, expenses or taxes)*
--------------------------------------------------------------------------------

Index 1: The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index 2:
The Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 Years) is an unmanaged index of Treasury, government-sponsored agency and corporate securities with maturities of one to three years.

* Effective May 2003, the Lehman 1-3 Year Government/Credit Index replaced the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 Years) because the advisor believes that the new index better represents the broad, short-term US market.

In both the chart and the table, total returns from 1998-2000 would have been lower if operating expenses hadn't been reduced.

In both the chart and the table, total returns for 1998 would have been lower if fund losses hadn't been reimbursed.

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The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

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Fee Table                                    Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        2.75%         4.00%         2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        2.75%          None         1.00%
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*         4.00%         1.00%
(Load) (% of redemption proceeds)
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Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.45%         0.45%         0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.34          0.51          0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses**             1.04          1.96          1.80
--------------------------------------------------------------------------------
Less Expense Waiver**                         0.00          0.06          0.00
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses            1.04          1.90          1.80
(after waiver)
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.90% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. With regard to Class A and C shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.33%, 0.38% and 0.35% (annualized) for Class A, Class B and Class C shares, respectively, and Total Annual Operating Expenses are estimated to be 1.03%, 1.83% and 1.80% (annualized) for Class A, Class B and Class C shares, respectively. After September 30, 2003, Other Expenses are estimated to be 0.34%, 0.51% and 0.26% for Class A, Class B and Class C shares, respectively, and, after giving effect to the expense waiver for Class B shares only, Total Annual Operating Expenses are estimated to be 1.04%, 1.90% and 1.71% for Class A, Class B and Class C shares, respectively.

Based on the costs on the previous page (including for Class B shares, two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $378           $597           $833        $1,511
--------------------------------------------------------------------------------
Class B shares               593            903          1,246         1,817
--------------------------------------------------------------------------------
Class C shares               381            661          1,065         2,195
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Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $378           $597           $833        $1,511
--------------------------------------------------------------------------------
Class B shares               193            603          1,046         1,817
--------------------------------------------------------------------------------
Class C shares               281            661          1,065         2,195
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. For Scudder Short-Term Bond Fund, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o As a temporary defensive measure, a fund could shift up to 100% of its assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and potential losses. There is no guarantee that derivative strategies will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                             Fee Paid
---------------------------------------------------------------------
Scudder High Income Opportunity Fund                 0.60%
---------------------------------------------------------------------
Scudder Income Fund                                  0.52%
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Scudder Short-Term Bond Fund                         0.45%
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The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Income Fund                           William Lissenden
                                              Director of Deutsche Asset Management
  Gary W. Bartlett                            and Portfolio Manager of the fund.
  CFA, Managing Director of Deutsche Asset     o Joined the investment advisor in
  Management and Lead Portfolio Manager          2002.
  of the fund.                                 o Prior to that, fixed income
   o Joined Deutsche Asset Management            strategist and director of
     in 1992 and the fund in 2002.               research at Conseco Capital
   o Began investment career in 1982.            Management, director of fixed
   o MBA, Drexel University.                     income research and product
                                                 management at Prudential
  David Baldt                                    Securities, national sales
  CFA, Managing Director of Deutsche Asset       manager for fixed income
  Management and Portfolio Manager of            securities at Prudential
  the fund.                                      Securities and as institutional
   o Joined Deutsche Asset Management            sales professional at several
     in 1989 and the fund in 2002.               firms including Prudential,
   o Began investment career in 1971.            Goldman Sachs and Merrill Lynch.
                                               o MBA, Baruch College.
  Andrew P. Cestone
  Managing Director of Deutsche Asset         Catharine Peppiatt
  Management and Portfolio Manager of         Director of Deutsche Asset Management
  the fund.                                   and Portfolio Manager of the fund.
   o Joined Deutsche Asset Management          o Joined Deutsche Asset Management
     in 1998 and the fund in 2002.               in 1993 and the fund in 2002.
   o Prior to that, investment analyst,        o Previously served as director of
     Phoenix Investment Partners, from           Global Fixed Income in London.
     1997 to 1998.                             o Portfolio manager and product
   o Prior to that, credit officer, asset        manager for Core Plus Fixed
     based lending group, Fleet Bank,            Income: Philadelphia.
     from 1995 to 1997.                        o MA, Oxford University.

  Warren S. Davis                             Daniel R. Taylor
  Managing Director of Deutsche Asset         CFA, Managing Director of Deutsche
  Management and Portfolio Manager of         Asset Management and Portfolio
  the fund.                                   Manager of the fund.
   o Joined Deutsche Asset Management          o Joined Deutsche Asset Management
     in 1995 and the fund in 2002.               in 1998 and the fund in 2002.
   o Began investment career in 1985.          o Prior to that, fixed income
   o MBA, Drexel University.                     portfolio manager, asset backed
                                                 securities analyst and senior
  Thomas J. Flaherty                             credit analyst, CoreStates
  Managing Director of Deutsche Asset            Investment Advisors, from 1992 to
  Management and Portfolio Manager of            1998.
  the fund.                                    o Began investment career in 1992.
   o Joined Deutsche Asset Management
     in 1995 and the fund in 2002.           Timothy C. Vile
   o Began investment career in 1984.        Managing Director of Deutsche Asset
                                              Management and Portfolio Manager of
  J. Christopher Gagnier                      the fund.
  Managing Director of Deutsche Asset          o Joined Deutsche Asset Management
  Management and Portfolio Manager of            in 1991 and the fund in 2002.
  the fund.                                    o Prior to that, portfolio manager
   o Joined Deutsche Asset Management            for fixed income portfolios at
     in 1997 and the fund in 2002.               Equitable Capital Management.
   o Prior to that, portfolio manager,         o Began investment career in 1984.
     Paine Webber, from 1984 to 1997.
   o Began investment career in 1979.        Brett Diment
   o MBA, University of Chicago.             Managing Director of Deutsche Asset
                                              Management and Consultant to the fund.
                                               o Joined Deutsche Asset Management
                                                 in 1991 and the fund in 2002.
                                               o Head of Emerging Debt: London.
                                               o Began investment career in 1991.


                                       29

Scudder High Income Opportunity Fund        William Chepolis
                                            CFA, Managing Director of Deutsche
  Andrew P. Cestone                         Asset Management and Co-Lead
  Managing Director of Deutsche Asset       Portfolio Manager of the fund.
  Management and Manager of the fund.        o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management          in 1998 and the fund in 2002.
     in 1998 and the fund in 2002.           o Previously worked at Norwest
   o Prior to that, investment analyst,        Bank Minnesota, N.A. (now Wells
     Phoenix Investment Partners, from         Fargo Bank) as a portfolio
     1997 to 1998.                             manager (1983-1988, 1993-1998)
   o Prior to that, credit officer,            and foreign exchange currency
     asset based lending group, Fleet          and option trader from 1988
     Bank, from 1995 to 1997.                  to 1995.

Scudder Short-Term Bond Fund                John Ryan
                                            Managing Director of Deutsche Asset
  Sean McCaffrey                            Management and Portfolio Manager of
  CFA, Managing Director of Deutsche        the fund.
  Asset Management and Co-Lead Portfolio     o Joined Deutsche Asset Management
  Manager of the fund.                         in 1998 and the fund in 2002.
   o Joined Deutsche Asset Management        o Prior to that, portfolio manager
     in 1996 and the fund in 2002.             and trader at PPM America from
   o Prior to that, fixed income               1992 to 1998.
     analyst specializing in synthetic       o Over ten years of investment
     GIC bond portfolios at Fidelity           industry experience.
     Investments, from 1991 to 1996.         o MBA, University of Chicago.
   o Portfolio manager for Stable Value
     strategies, responsible for
     overseeing the group's stable
     value and bond index efforts in
     asset-backed and mortgage-backed
     securities as well as other
     financial instruments underlying
     synthetic GICs: New York.
   o MBA, Yale University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder High Income Opportunity Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 8.99   $ 9.48
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                         .83      .52
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (.82)^d  (.51)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .01      .01
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.81)    (.51)
--------------------------------------------------------------------------------
Redemption fees                                                    --***   .01
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 8.19   $ 8.99
--------------------------------------------------------------------------------
Total Return (%)^c                                                .40^d    .31**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             11        9
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.09     1.23*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               9.91     9.24*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       117       61
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

Scudder High Income Opportunity Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 8.99   $ 9.48
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                         .76      .47
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (.83)^d  (.50)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (.07)    (.03)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.74)    (.47)
--------------------------------------------------------------------------------
Redemption fees                                                    --***   .01
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 8.18   $ 8.99
--------------------------------------------------------------------------------
Total Return (%)^c                                               (.41)^d  (.17)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              9        9
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.91     2.03*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               9.09     8.44*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       117       61
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

Scudder High Income Opportunity Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 8.99   $ 9.48
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                         .76      .47
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (.81)^d  (.50)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (.05)    (.03)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.75)    (.47)
--------------------------------------------------------------------------------
Redemption fees                                                    --***   .01
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 8.19   $ 8.99
--------------------------------------------------------------------------------
Total Return (%)^c                                               (.39)^d  (.15)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              3        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.86     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               9.14     8.47*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       117       61
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

Scudder Income Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.51   $12.64
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .56      .40
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .29     (.12)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .85      .28
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.60)    (.41)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.76   $12.51
--------------------------------------------------------------------------------
Total Return (%)^c                                               7.03     2.26**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            301      313
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.07     1.07*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               4.46     5.28*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       235^d    152^d
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.

*     Annualized

**    Not annualized

Scudder Income Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.51   $12.64
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .47      .35
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .29     (.12)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .76      .23
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.51)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.76   $12.51
--------------------------------------------------------------------------------
Total Return (%)^c                                               6.22     1.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             65       68
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.83     1.82*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               3.70     4.53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       235^d    152^d
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.

*     Annualized

**    Not annualized

Scudder Income Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended January 31,                                         2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.51   $12.64
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .48      .35
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .29     (.12)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .77      .23
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.52)    (.36)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $12.76   $12.51
--------------------------------------------------------------------------------
Total Return (%)^c                                               6.33     1.86**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             22       23
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.73     1.72*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               3.80     4.63*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       235^d    152^d
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.

*     Annualized

**    Not annualized

Scudder Short-Term Bond Fund -- Class A

--------------------------------------------------------------------------------
 Years ended December 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.65   $10.67
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .39      .26
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .08     (.01)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .47      .25
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.45)    (.27)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.67   $10.65
--------------------------------------------------------------------------------
Total Return (%)^c                                               4.67     2.33**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            130      120
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.03     1.03*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               3.63     4.62*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       346       87
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of sales charge.

*     Annualized

**    Not annualized

Scudder Short-Term Bond Fund -- Class B

--------------------------------------------------------------------------------
 Years ended December 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.65   $10.67
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .30      .21
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .09     (.01)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .39      .20
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.37)    (.22)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.67   $10.65
--------------------------------------------------------------------------------
Total Return (%)^c                                               3.82     1.92**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             37       30
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.83     1.83*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               2.83     3.82*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       346       87
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of sales charge.

*     Annualized

**    Not annualized

Scudder Short-Term Bond Fund -- Class C

--------------------------------------------------------------------------------
 Years ended December 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.65   $10.67
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                         .31      .21
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           .09     (.01)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                .40      .20
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.37)    (.22)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $10.68   $10.65
--------------------------------------------------------------------------------
Total Return (%)^c                                               3.85     1.93**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             20        9
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.80     1.80*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                               2.86     3.85*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       346       87
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of sales charge.

*     Annualized

**    Not annualized

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. These funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 4.50%, (2.75%    o Some investors may be able to reduce
  for Scudder Short-Term Bond Fund)         or eliminate their sales charges;
  charged when you buy shares               see next page

o In most cases, no charges when you      o Total annual expenses are lower than
  sell shares                               those for Class B or Class C

o 0.25% annual service fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% annual distribution/service fee
================================================================================
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower than Class B, but your shares
                                            never convert to Class A, so annual
o Deferred sales charge of 1.00%,           expenses remain higher
  charged when you sell shares you
  bought within the last year

o 1.00% annual distribution/service fee
================================================================================


Your financial advisor may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor may provide compensation to financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares of Scudder High Income Opportunity Fund and Scudder Income Fund have a sales charge that varies with the amount you invest:

                        Sales charge as a %   Sales charge as a % of
Your investment          of offering price      your net investment
---------------------------------------------------------------------
Up to $100,000                4.50%                  4.71%
---------------------------------------------------------------------
$100,000-$249,999              3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999              2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999              2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

Class A shares of Scudder Short-Term Bond Fund have a sales charge that varies with the amount you invest:

                        Sales charge as a %   Sales charge as a % of
Your investment          of offering price      your net investment
---------------------------------------------------------------------
Up to $100,000                2.75%                  2.83%
---------------------------------------------------------------------
$100,000-$249,999              2.50                   2.56
---------------------------------------------------------------------
$250,000-$499,999              2.00                   2.04
---------------------------------------------------------------------
$500,000-$999,999              1.50                   1.52
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                      4.00%
---------------------------------------------------------------------
Second or third year                             3.00
---------------------------------------------------------------------
Fourth or fifth year                             2.00
---------------------------------------------------------------------
Sixth year                                       1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price             % of your net investment
---------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

o Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front charge waiver.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                     1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment         below
  check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone                                  o Call (800) 621-1048 for instructions

Not available
================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 52
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire                          o Call (800) 621-1048 for instructions

o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution, or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in "good order," it will be processed at the next share price calculated.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the fund's transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o     the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A and Class C shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
              -------------------------------------------   =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o     Income dividends: declared and paid monthly.

o Short-term and long-term capital gains: paid in November or December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after one of these funds pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
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Notes
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Notes
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Notes
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Notes
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To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                SEC
--------------------------------------------------------------------------------
222 South Riverside                Public Reference Section
Plaza                              Washington, D.C. 20549-0102
Chicago, IL 60606-5808             www.sec.gov
www.scudder.com                    (202) 942-8090
(800) 621-1048



Distributor
Scudder Distributor Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


                                   SEC File Numbers:

SCUDDER                            Scudder High Income Opportunity Fund 811-42
INVESTMENTS
                                   Scudder Income Fund                  811-42
A Member of
Deustche Asset Management [LOGO]   Scudder Short-Term Bond Fund       811-3229

                                                                     SCUDDER
                                                                     INVESTMENTS



                             Taxable Income II

                             Class AARP and Class S Shares

                             Prospectus

--------------------------------------------------------------------------------
                             May 1, 2003
--------------------------------------------------------------------------------

                             Scudder High Income Opportunity Fund
                             (formerly Scudder High-Yield Opportunity Fund)

                             Scudder Income Fund

                             Scudder Short-Term Bond Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------










Contents
--------------------------------------------------------------------------------

How the Funds Work                            How to Invest in the Funds

    4  Scudder High Income                       36  How to Buy, Sell and
       Opportunity Fund                              Exchange Class AARP Shares

   11  Scudder Income Fund                       38  How to Buy, Sell and
                                                     Exchange Class S Shares
   17  Scudder Short-Term Bond Fund
                                                 40  Policies You Should Know
   23  Other Policies and Secondary                  About
       Risks
                                                 46  Understanding Distributions
   25  Who Manages and Oversees                      and Taxes
       the Funds

   29  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                        |  Class AARP    Class S

                                         ticker symbol  |  SHYIK          SHBDX

                                         fund number    |  147            047

  Scudder High Income Opportunity Fund

  (formerly Scudder High-Yield Opportunity Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds.

Under normal circumstances, the fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in US junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default. The fund could put up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. The fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the fund invests are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, among others, preferred stock, convertible securities and real estate investment trusts (REITs).


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, first focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The fund's average portfolio maturity may vary and may be shortened by certain of the fund's securities which have floating or variable interest rates or include put features that provide the fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the fund may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept risk of loss of principal and who are interested in the potential for high current income.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets. Because the fund may also invest in emerging markets, these political and market risks are even higher. Additionally, because the fund invests in foreign currencies and in securities denominated in foreign currencies, it is subject to the risk that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder High Income Opportunity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997       14.80
1998        4.52
1999        3.47
2000       -6.78
2001        3.58
2002       -1.21


2003 Total Return as of March 31: 5.12%

For the periods included in the bar chart:

Best Quarter: 6.28%, Q4 2001              Worst Quarter: -5.86%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                     1 Year        5 Years      Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                -1.21          0.62              4.07
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                      -4.93         -3.26              0.09
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                        -0.76         -1.31              1.39
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)     -0.98          0.72              4.14
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)**        3.10          1.44              4.25
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)**        6.20          3.95              5.04
--------------------------------------------------------------------------------

Index 1: The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

Index 2: The Merrill Lynch High-Yield Master Index is an unmanaged index that broadly reflects corporate bonds that are below investment grade.

* The fund commenced operations on 6/28/1996. Index comparisons begin on 6/30/1996.

** Effective February 2003, the CS First Boston High Yield Index replaced the
   Merrill Lynch High-Yield Master Index as the fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the fund's investment objectives and process.

In both the chart and the table, total returns from 1997-2001 would have been lower if operating expenses hadn't been reduced.








--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                        Class AARP          Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned
less than a year (as a % of amount redeemed)        1.00%              1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.60%              0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None               None
--------------------------------------------------------------------------------
Other Expenses*                                     0.62               0.57
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                    1.22               1.17
--------------------------------------------------------------------------------
Less Expense Waiver*                                0.16               0.11
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                                      1.06               1.06
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.30% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.05% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

   As a result, through September 30, 2003, Other Expenses are estimated to be 0.30% (annualized) for Class AARP and Class S shares, and Total Annual Operating Expenses are estimated to be 0.91% (annualized) for Class AARP and Class S shares. The table shows estimated expenses for each class after September 30, 2003.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP shares           $108           $355          $639         $1,448
--------------------------------------------------------------------------------
Class S shares               108            349           622          1,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        |  Class AARP    Class S

                                         ticker symbol  |  AINCX          SCSBX

                                         fund number    |  163            063

  Scudder Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. It does this by using a flexible investment program that emphasizes high-quality bonds.

The fund normally invests at least 65% of total assets in bonds of the top three grades of credit quality. The fund could put up to 20% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The fund can buy many types of income-producing securities, including corporate bonds (historically the backbone of the portfolio), US government and agency bonds and mortgage- and asset-backed securities. Generally, most are from US issuers, but bonds of foreign issuers are permitted.

The portfolio managers may shift the proportions of the fund's holdings, favoring different types of securities at different times while still maintaining variety in terms of the companies and industries represented. In making buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market.


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In choosing individual bonds, the managers use independent analysis of issuers' creditworthiness to look for bonds that, for example, show improving credit. Although the managers may adjust the fund's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between four and six years.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking a relatively high level of income and who can accept a moderate level of risk to their investment.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is July 31, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       12.58
1994       -4.43
1995       18.54
1996        3.41
1997        8.66
1998        6.11
1999       -1.49
2000        9.79
2001        5.87
2002        7.63

2003 Total Return as of March 31: 1.40%

For the periods included in the bar chart:

Best Quarter: 5.97%, Q2 1995              Worst Quarter: -3.79%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                      7.63           5.51          6.48
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      5.52           2.93          3.76
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                              4.63           3.11          3.85
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)           7.72           5.53          6.49
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                  10.25           7.55          7.51
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

In both the chart and the table, total returns from 1998-2001 would have been lower if operating expenses hadn't been reduced.

In both the chart and the table, total returns for 2000 would have been lower if fund losses hadn't been reimbursed.








--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                        Class AARP          Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your           None               None
investment
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.52%              0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None               None
--------------------------------------------------------------------------------
Other Expenses*                                     0.31               0.85
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                    0.83               1.37
--------------------------------------------------------------------------------
Less Expense Waiver*                                0.00               0.46
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)                                      0.83               0.91
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.30% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.90% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. With regard to Class AARP shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.30% (annualized) and Total Annual Operating Expenses are estimated to be 0.83% (annualized) for each class of shares. The table shows estimated expenses for each class after September 30, 2003.

Based on the costs above (including for Class S shares, two years of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP shares             $85          $265           $460        $1,025
--------------------------------------------------------------------------------
Class S shares                 93           341            660         1,564
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        |  Class AARP    Class S

                                         ticker symbol  |  ASHTX         SCSTX

                                         fund number    |  122           022

  Scudder Short-Term Bond Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. It does this by investing mainly in high quality bonds with short remaining maturities.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of total assets in two types of bonds: US government securities (including those issued by agencies and instrumentalities) and debt securities in the top two grades of credit quality. The fund could put up to 35% of total assets in bonds of the third and fourth credit grades, which are still considered investment-grade. It can't buy any junk bonds, but is not required to sell bonds that were investment grade when purchased, but subsequently downgraded to junk bond status.

The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, US government and agency bonds. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund's assets, because of their potential to offer high yields while also meeting the fund's quality policies.


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use these and other types of derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will normally keep it at three years or less.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This prepayment may reduce the fund's income. As interest rates increase, slower than expected principal paprincipal yments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may make sense for investors who want higher yield than a money market fund and who can accept some risk to their principal.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated in the third or fourth highest category may be in less certain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than bonds rated in the two highest categories. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments. As a result, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities price, you may not receive the full market value for your fund shares when you sell.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart below shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is August 14, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Short-Term Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993        8.18
1994       -2.87
1995       10.74
1996        3.86
1997        6.17
1998        4.34
1999        1.57
2000        7.49
2001        6.56
2002        4.95

2003 Total Return as of March 31: 0.63%

For the periods included in the bar chart:

Best Quarter: 3.84%, Q2 1995              Worst Quarter: -1.57%, Q4 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                      4.95          4.96          5.04
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      3.12          2.72          2.93
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                              3.01          2.83          3.12
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)           4.85          4.97          5.04
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)*                  6.28          6.63          6.18
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)*                  6.22          6.67          6.20
--------------------------------------------------------------------------------

Index 1: The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years.

Index 2: The Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 Years) is an unmanaged index of Treasury, government-sponsored agency and corporate securities with maturities of one to three years.

* Effective May 2003, the Lehman 1-3 Year Government/Credit Index replaced the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 Years) because the advisor believes that the new index better represents the broad, short-term US market.

In both the chart and the table, total returns from 1998-2000 would have been lower if operating expenses hadn't been reduced.

In both the chart and the table, total returns for 1998 would have been lower if fund losses hadn't been reimbursed.








--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                        Class AARP          Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment                                          None              None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.45%             0.45%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None              None
--------------------------------------------------------------------------------
Other Expenses*                                     0.39               0.34
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                    0.84               0.79
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.30% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.90% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.30% (annualized) and Total Annual Operating Expenses are estimated to be 0.75% (annualized) for each class of shares. The table shows estimated expenses for each class after September 30, 2003.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP shares            $86           $268          $466         $1,037
--------------------------------------------------------------------------------
Class S shares                81            252           439            978
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. For Scudder Short-Term Bond Fund, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o As a temporary defensive measure, a fund could shift up to 100% of its assets into investments such as money market securities or other short-term bonds that offer comparable safety. This could prevent losses but while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. All securities must meet the credit quality standards applied by the advisor. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and potential losses. There is no guarantee that derivative strategies will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                             Fee Paid
-------------------------------------------------------------------
Scudder High Income Opportunity Fund                 0.60%
-------------------------------------------------------------------
Scudder Income Fund                                  0.52%
-------------------------------------------------------------------
Scudder Short-Term Bond Fund                         0.45%
-------------------------------------------------------------------

AARP, through its affiliates, monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Income Fund                         William Lissenden
                                            Director of Deutsche Asset
Gary W. Bartlett                            Management and Portfolio Manager of
CFA, Managing Director of Deutsche          the fund.
Asset Management and Lead Portfolio           o   Joined the investment advisor in
Manager of the fund.                              2002.
  o   Joined Deutsche Asset Management        o   Prior to that, fixed income
      in 1992 and the fund in 2002.               strategist and director of
  o   Began investment career in 1982.            research at Conseco Capital
  o   MBA, Drexel University.                     Management, director of fixed
                                                  income research and product
David Baldt                                       management at Prudential
CFA, Managing Director of Deutsche                Securities, national sales
Asset Management and Portfolio                    manager for fixed income
Manager of the fund.                              securities at Prudential
  o   Joined Deutsche Asset Management            Securities and as institutional
      in 1989 and the fund in 2002.               sales professional at several
  o   Began investment career in 1971.            firms including Prudential,
                                                  Goldman Sachs and Merrill Lynch.
Andrew P. Cestone                             o   MBA, Baruch College.
Managing Director of Deutsche Asset
Management and Portfolio Manager of the     Catharine Peppiatt
fund.                                       Director of Deutsche Asset
  o   Joined Deutsche Asset Management      Management and Portfolio Manager of
      in 1998 and the fund in 2002.         the fund.
  o   Prior to that, investment analyst,      o   Joined Deutsche Asset Management
      Phoenix Investment Partners, from           in 1993 and the fund in 2002.
      1997 to 1998.                           o   Previously served as director of
  o   Prior to that, credit officer,              Global Fixed Income in London.
      asset based lending group, Fleet        o   Portfolio manager and product
      Bank, from 1995 to 1997.                    manager for Core Plus Fixed
                                                  Income: Philadelphia.
Warren S. Davis                               o   MA, Oxford University.
Managing Director of Deutsche Asset
Management and Portfolio Manager of         Daniel R. Taylor
the fund.                                   CFA, Managing Director of Deutsche
  o   Joined Deutsche Asset Management      Asset Management and Portfolio
      in 1995 and the fund in 2002.         Manager of the fund.
  o   Began investment career in 1985.        o   Joined Deutsche Asset Management
  o   MBA, Drexel University.                     in 1998 and the fund in 2002.
                                              o   Prior to that, fixed income
Thomas J. Flaherty                                portfolio manager, asset backed
Managing Director of Deutsche Asset               securities analyst and senior
Management and Portfolio Manager of               credit analyst, CoreStates
the fund.                                         Investment Advisors, from 1992
  o   Joined Deutsche Asset Management            to 1998.
      in 1995 and the fund in 2002.           o   Began investment career in 1992.
  o   Began investment career in 1984.
                                            Timothy C. Vile
J. Christopher Gagnier                      Managing Director of Deutsche Asset
Managing Director of Deutsche Asset         Management and Portfolio Manager of
Management and Portfolio Manager of         the fund.
the fund.                                     o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management            in 1991 and the fund in 2002.
      in 1997 and the fund in 2002.           o   Prior to that, portfolio manager
  o   Prior to that, portfolio manager,           for fixed income portfolios at
      Paine Webber, from 1984 to 1997.            Equitable Capital Management.
  o   Began investment career in 1979.        o   Began investment career in 1984.
  o   MBA, University of Chicago.
                                            Brett Diment
                                            Managing Director of Deutsche Asset
                                            Management and Consultant to the
                                            fund.
                                              o   Joined Deutsche Asset Management
                                                  in 1991 and the fund in 2002.
                                              o   Head of Emerging Debt: London.
                                              o   Began investment career in 1991.

                                       27

Scudder High Income Opportunity Fund         William Chepolis
                                             CFA, Managing Director of Deutsche
Andrew P. Cestone                            Asset Management and Co-Lead
Managing Director of Deutsche Asset          Portfolio Manager of the fund.
Management and Manager of the fund.            o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management             in 1998 and the fund in 2002.
      in 1998 and the fund in 2002.            o   Previously worked at Norwest
  o   Prior to that, investment analyst,           Bank Minnesota, N.A. (now Wells
      Phoenix Investment Partners, from            Fargo Bank) as a portfolio
      1997 to 1998.                                manager (1983-1988, 1993-1998)
  o   Prior to that, credit officer,               and foreign exchange currency
      asset based lending group, Fleet             and option trader from 1988 to
      Bank, from 1995 to 1997.                     1995.

Scudder Short-Term Bond Fund                 John Ryan
                                             Managing Director of Deutsche Asset
Sean McCaffrey                               Management and Portfolio Manager of
CFA, Managing Director of Deutsche           the fund.
Asset Management and Co-Lead Portfolio         o   Joined Deutsche Asset Management
Manager of the fund.                               in 1998 and the fund in 2002.
  o   Joined Deutsche Asset Management in      o   Prior to that, portfolio manager
      1996 and the fund in 2002.                   and trader at PPM America from
  o   Prior to that, fixed income analyst          1992 to 1998.
      specializing in synthetic GIC bond       o   Over ten years of investment
      portfolios at Fidelity Investments,          industry experience.
      from 1991 to 1996.                       o   MBA, University of Chicago.
  o   Portfolio manager for Stable Value
      strategies, responsible for
      overseeing the group's stable value
      and bond index efforts in
      asset-backed and mortgage-backed
      securities as well as other
      financial instruments underlying
      synthetic GICs: New York.
  o   MBA, Yale University.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder High Income Opportunity Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended January 31,                               2003     2002^a    2001^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 9.03   $10.13    $10.20
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                              .84      .88       .36
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.81)^e   (1.07)     (.10)
--------------------------------------------------------------------------------
  Total from investment operations                      .03    (.19)       .26
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.83)    (.92)     (.35)
--------------------------------------------------------------------------------
Redemption fees                                       --***      .01       .02
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.23   $ 9.03    $10.13
--------------------------------------------------------------------------------
Total Return (%)                                      .79^e   (1.76)    2.89^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   15       11         2
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .91      .95      .94*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .91      .95      .93*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                    10.09     9.32    11.18*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             117       61        63
--------------------------------------------------------------------------------

^a As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

^b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

^c   Based on average shares outstanding during the period.

^d Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

^e Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

Scudder High Income Opportunity Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended January 31,         2003   2002^a   2001     2000   1999^b   1998^c
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                         $ 9.00    $10.12 $11.36   $12.40  $13.23   $12.77
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^d         .84       .88   1.10     1.16   1.08      1.19
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                 (.83)^h   (1.09) (1.23)   (1.06)  (.73)       .57
--------------------------------------------------------------------------------
  Total from investment
  operations                     .01     (.21)  (.13)      .10    .35      1.76
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.83)     (.92) (1.12)   (1.15)  (1.10)   (1.17)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         --        --     --       --  (.09)     (.14)
--------------------------------------------------------------------------------
  Total distributions           (.83)     (.92) (1.12)   (1.15)  (1.19)   (1.31)
--------------------------------------------------------------------------------
Redemption fees                 --***       .01    .01      .01    .01       .01
--------------------------------------------------------------------------------
Net asset value, end of period $ 8.18    $ 9.00 $10.12   $11.36  $12.40   $13.23
--------------------------------------------------------------------------------
Total Return (%)              .56^h  (1.97) (.84)^e  1.04^e  2.98^e,^f   14.60^e
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       97       117    127      153    209       176
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .91       .95   1.18^g    1.09  1.17*     1.23
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            .91       .95    .82^g    .75   .44*       .03
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                      10.09      9.32  10.61     9.68  9.42*      9.28
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       117        61     63       53   83**       113
--------------------------------------------------------------------------------

^a As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

^b For the eleven months ended January 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from February 28 to January 31.

^c   For the year ended February 28, 1998.

^d   Based on average shares outstanding during the period.

^e   Total returns would have been lower had certain expenses not been reduced.

^f Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

^g The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.

^h Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds

*    Annualized

**   Not annualized

***  Amount is less than $.005.

Scudder Income Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended January 31,                                2003    2002^a    2001^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.51    $12.71   $12.19
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                               .59       .72      .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               .28     (.18)      .55
--------------------------------------------------------------------------------
  Total from investment operations                      .87       .54      .94
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.63)     (.74)    (.42)
--------------------------------------------------------------------------------
Net asset value, end of period                       $12.75    $12.51   $12.71
--------------------------------------------------------------------------------
Total Return (%)                                       7.29      4.26   7.93**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  173       157      131
--------------------------------------------------------------------------------
Ratio of expenses (%)                                   .83       .85     .91*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     4.70      5.63    6.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           235^d     152^d      260
--------------------------------------------------------------------------------

^a As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

^b For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

^c Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.

*  Annualized

** Not annualized

Scudder Income Fund -- Class S

----------------------------------------------------------------------------------
 Years Ended January 31,            2003   2002^a  2001    2000   1999^b  1998^c
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of
period                             $12.51   $12.72 $12.21 $13.36  $13.24   $13.46
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^d             .59      .72    .80    .79     .07      .81
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions   .29    (.19)    .63 (1.13)     .05    .00^e
----------------------------------------------------------------------------------
  Total from investment operations    .88      .53   1.43  (.34)     .12      .81
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.63)    (.74) (.92)   (.81)      --    (.79)
----------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                        --       --     --     --      --    (.24)
----------------------------------------------------------------------------------
  Total distributions               (.63)    (.74)  (.92)  (.81)      --   (1.03)
----------------------------------------------------------------------------------
Net asset value, end of period     $12.76   $12.51 $12.72 $12.21  $13.36   $13.24
----------------------------------------------------------------------------------
Total Return (%)                 7.29   4.26  12.21^f  (2.61)^f   .91^f**  6.11^f
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          469      650    705    688     786      806
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        .83      .85 1.26^h   1.44   1.50*     1.33
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        .83      .85  .97^h    .95    .95*      .99
----------------------------------------------------------------------------------
Ratio of net investment income (%)   4.70     5.63   6.54   6.19   5.85*     5.98
----------------------------------------------------------------------------------
Portfolio turnover rate (%)         235^i    152^i    260     81    21**      126
----------------------------------------------------------------------------------

^a As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

^b For the one month ended January 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to January 31.

^c For the year ended December 31.

^d Based on average shares outstanding during the period.

^e Amount is less than $.005.

^f Total returns would have been lower had certain expenses not been reduced.

^g If the Advisor had not reimbursed the Fund for losses incurred in connection with portfolio securities trading, the total return for the year ended January 31, 2000 would have been lower.

^h The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.21% and .93%, respectively.

^i The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.

*  Annualized

** Not annualized

Scudder Short-Term Bond Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended December 31,                               2002    2001^d    2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.65    $10.56   $10.38
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                               .42       .55      .26
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               .09       .13      .18
--------------------------------------------------------------------------------
  Total from investment operations                      .51       .68      .44
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.48)     (.59)    (.26)
--------------------------------------------------------------------------------
Net asset value, end of period                       $10.68    $10.65   $10.56
--------------------------------------------------------------------------------
Total Return (%)                                       4.85      6.67   4.27**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  349       353      346
--------------------------------------------------------------------------------
Ratio of expenses (%)                                   .75       .75   .73^c*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                     3.91      5.18    6.32*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             346        87      167
--------------------------------------------------------------------------------

^a For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

^b Based on average shares outstanding during the period.

^c The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*  Annualized

** Not annualized

Scudder Short-Term Bond Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended December 31,                  2002    2001^e   2000    1999    1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $10.65   $10.56  $10.44  $10.87  $11.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                   .42      .55     .64     .60     .66
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         .09      .13     .11   (.44)   (.19)
--------------------------------------------------------------------------------
  Total from investment operations          .51      .68     .75     .16     .47
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.48)    (.59)   (.63)   (.59)   (.64)
--------------------------------------------------------------------------------
Net asset value, end of period           $10.68   $10.65  $10.56  $10.44  $10.87
--------------------------------------------------------------------------------
Total Return (%)                           4.95     6.56  7.49^c  1.57^c  4.34^b
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      610      632     646     774     992
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              .75      .75   .90^d     .87     .86
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              .75      .75   .84^d     .85     .86
--------------------------------------------------------------------------------
Ratio of net investment income (%)         3.91     5.18    6.10    5.60    6.07
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 346       87     167     256      95
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b If the Advisor had not reimbursed the Fund $12,808,543 for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.

^c Total return would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.

^e As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
================================================================================
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment
  check                                   o check payable to "The AARP
                                            Investment Program"

================================================================================
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
================================================================================
By phone

Not available                             o Call 1-800-253-2277 for instructions
================================================================================
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
================================================================================
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount
  enrollment form and submit it. You        (minimum $50), investments are
  will receive further instructions by      automatic.
  mail.
================================================================================
Using QuickBuy

Not available                             o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
================================================================================

--------------------------------------------------------------------------------

Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         42
existing accounts
================================================================================
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
================================================================================
Using Easy-Access Line

o Call 1-800- 631-4636 and follow the     o Call 1-800-631-4636 and follow the
  instructions                              instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o name of the fund, class and number
  of shares or dollar amount you            of shares or dollar amount you want
  want to exchange                          to redeem
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            an account, call 1-800-253-2277
================================================================================
Using QuickSell

Not available                             o Call 1-800-253-2277
================================================================================
On the Internet

o Register at aarp.scudder.com            Not available

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
================================================================================

--------------------------------------------------------------------------------

To reach us:     o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Class AARP       o AARP Lump Sum Service for planning and setting up a lump
Services           sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

================================================================================
First investment                          Additional investments
================================================================================
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
================================================================================
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
By phone

Not available                             o Call 1-800-SCUDDER for instructions
================================================================================
With an automatic investment plan

                                          o To set up regular investments from a
o Fill in the information on your           bank checking account, call
  application and include a voided check    1-800-SCUDDER
================================================================================
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================

--------------------------------------------------------------------------------
Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         42
existing accounts
================================================================================
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:

o the fund, class and account number      Your instructions should include:
  you're exchanging out of
                                          o the fund, class and account number
o the dollar amount or number of shares     from which you want to sell shares
  you want to exchange
                                          o the dollar amount or number of
o the name and class of the fund you        shares you want to sell
  want to exchange into
                                          o your name(s), signature(s) and
o your name(s), signature(s) and            address, as they appear on your
  address, as they appear on your account   account

o a daytime telephone number              o a daytime telephone number
================================================================================
With an automatic withdrawal plan

                                          o To set up regular cash payments from
Not available                               a Scudder account, call
                                            1-800-SCUDDER
================================================================================
Using QuickSell

Not available                             o Call 1-800-SCUDDER
================================================================================
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class AARP and Class S shares. Each fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in "good order," it will be processed at the next share price calculated.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the fund's transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

The price at which you buy shares is as follows:

Class S and Class AARP -- net asset value per share or NAV.

To calculate NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although Scudder High Income Opportunity Fund charges a 1.00% redemption/exchange fee on shares owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement plan, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders, and $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: declared and paid monthly.

o Short-term and long-term capital gains: All funds will pay these in November or December, or otherwise as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
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o short-term capital gains from selling fund shares
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o taxable income dividends you receive from a fund
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o short-term capital gains distributions you receive from a fund
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Generally taxed at capital gains rates
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o long-term capital gains from selling fund shares
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o long-term capital gains distributions you receive from a fund
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Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after one of these funds pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

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To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.
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AARP Investment Program        Scudder
from Scudder Investments       Investments
(Class AARP)                   (Class S)             SEC
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PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C.
64121-9735                     64121-9669            20549-0102

aarp.scudder.com               myScudder.com         www.sec.gov
1-800-253-2277                 1-800-SCUDDER         1-202-942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER
INVESTMENTS
                                    SEC File Numbers:

A Member of                         Scudder High Income Opportunity Fund  811-42
Deutsche Asset Management [LOGO]    Scudder Income Fund                   811-42
                                    Scudder Short-Term Bond Fund        811-3229

                               SCUDDER FUNDS TRUST

                          Scudder Short-Term Bond Fund
                      (Class A, Class B and Class C shares)

                             SCUDDER PORTFOLIO TRUST

                               Scudder Income Fund

                 (Class A, Class B, Class C and Class I shares)


                      Scudder High Income Opportunity Fund
                      (Class A, Class B and Class C shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B, C and I shares prospectuses dated May 1, 2003 for Scudder Short-Term Bond Fund (a "Fund"), a series of Scudder Funds Trust (a "Trust") and Scudder Income Fund and Scudder High Income Opportunity Fund, (each a "Fund" and, together with Scudder Short-Term Bond Fund, the "Funds"), both a series of Scudder Portfolio Trust (a "Trust" and, together with Scudder Funds Trust, the "Trusts"), as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).


The Annual Reports to Shareholders of each Fund, dated December 31, 2002 for Scudder Short-Term Bond Fund and January 31, 2003 for Scudder Income Fund and Scudder High Income Opportunity Fund, accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
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INVESTMENT RESTRICTIONS........................................................3

INVESTMENT POLICIES AND TECHNIQUES.............................................5

MANAGEMENT OF THE FUNDS.......................................................30
     Investment Advisor.......................................................30
     Administrative Agreement.................................................34

FUND SERVICE PROVIDERS........................................................36
     Principal Underwriter and Administrator..................................36

PORTFOLIO TRANSACTIONS........................................................41
     Independent Accountants and Reports to Shareholders......................43
     Legal Counsel............................................................43
     Fund Accounting Agent....................................................43
     Custodian, Transfer Agent and Shareholder Service Agent..................44

PERFORMANCE...................................................................44

PURCHASE AND REDEMPTION OF SHARES.............................................47

TAXES.........................................................................58

NET ASSET VALUE...............................................................60

OFFICERS AND TRUSTEES.........................................................61

FUND ORGANIZATION.............................................................68

FINANCIAL STATEMENTS..........................................................70

ADDITIONAL INFORMATION........................................................70

RATINGS OF INVESTMENTS........................................................71

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the "1940 Act" and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a) borrow money in an amount greater than 5% of its total assets (Scudder High Income Opportunity Fund: 20%) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); or

(f) lend portfolio securities in an amount greater than 5% of its total assets.


Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Income Fund has undertaken that if the Fund obtains an exemptive order from the Securities and Exchange Commission (the "SEC") which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a "no action" or interpretive letter to the effect that the Fund may proceed without shareholder vote.


The Scudder High Income Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed.


Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features . In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Bank Loans. The Scudder High Income Opportunity Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When a Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.


Common Stocks. Each Fund may invest in common stocks and the Scudder High Income Opportunity Fund may invest up to 20% of its net assets in such securities. None of the funds currently intends to invest in this type of securities to any significant extent. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are specially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents?


Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.


Debt Securities. Scudder High Income Opportunity Fund may invest in securities rated lower than Baa/BBB and in unrated securities of equivalent quality in the Advisor's judgment. The fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest. The fund may also purchase investment-grade bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. For more information about debt security ratings please refer to the attached "Appendix." The Advisor expects that a portion of a fund's investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Advisor believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Advisor also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Advisor believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Advisor seeks to identify such opportunities and benefit from this type of market inefficiency.


Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.


Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.


High Yield/High Risk Bonds. Scudder High Income Opportunity Fund and Scudder Income Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.


Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in fund securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.


Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions. Scudder High Income Opportunity Fund may use credit default swaps to sell/buy protection on high yield credit exposure although no more than 15% of its assets will be used for this purpose. (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Scudder Income Fund and Scudder Short-Term Bond Fund may also use certain Strategic Transactions to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.


Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.


Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The current Agreements, each dated April 5, 2002, were last approved by the Trustees of each Trust on August 12, 2002. Each Agreement continues in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.


Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expense of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to each Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of each Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.


Income Fund


As of June 25, 2001, the Fund pays the Advisor an fee at an annual rate of 0.550% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.650% of average daily net assets on such assets up to $200 million, 0.600% of average daily net assets on such assets exceeding $200 million, 0.550% of average daily net assets on such assets exceeding $500 million, 0.525% of average daily net assets on such assets exceeding $1 billion, and 0.500% of average daily net assets on such assets exceeding $1.5 billion. The fee was payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2001, the Advisor did not impose a portion of its investment management fee of $2,074,051 and the amount imposed aggregated $2,396,680. For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $5,984,864. For the fiscal year ended January 31, 2003, the Fund paid fees of $6,039,682.


High Income Opportunity Fund


As of June 25, 2001, the Fund pays the Advisor a fee at an annual rate of 0.60% on the first $500 million of average daily net assets, 0.575% on the next $500 million, 0.550% on the next $500 million, 0.525% on the next $500 million, 0.500% on the next $1 billion, 0.475% of such net assets in excess of $3 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.600% of average daily net assets on such assets up to $500 million, 0.575% of average daily net assets on such assets exceeding $500 million, $0.550% of average daily net assets on such assets exceeding $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2001, Scudder did not impose a portion of its fee of $438,902 and the amount imposed aggregated $448,049. For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $849,321. For the fiscal year ended January 31, 2003, the Fund paid fees of $821,434.


Short-Term Bond Fund

The Fund pays the Advisor a fee at an annual rate of 0.450% of average daily net assets on such assets up to $1.5 billion, 0.425% of average daily net assets on the next $500 million, 0.400% of average daily net assets on the next $1 billion of such net assets, 0.385% of average daily net assets on the next $1 billion of such net assets, 0.370% of average daily net assets on the next $1 billion of such net assets, 0.355% of average daily net assets of the next $1 billion of such net assets, and 0.340% of average daily net assets exceeding $6 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended December 31, 2000, the amount imposed pursuant to the Agreement aggregated $3,836,018. For the fiscal year ended December 31, 2001, the Fund incurred fees in the amount of $4,843,584. For the fiscal year ended December 31, 2002, the Fund paid fees of $5,104,029.


Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each fund's investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the funds.


Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Funds

The Trustees approved the continuation of each Fund's current investment management agreement in August 2002. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the

Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Administrative Agreement


Effective June 25, 2001, each Fund entered into an administrative services agreement ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.325% Class A shares (Income Fund: 0.30%), 0.375% for Class B shares (Income Fund: 0.30%), 0.350% for Class C shares (Income Fund:
0.20%), and 0.10% for Class I shares for Income Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Scudder Income Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through January 31, 2002, the Administrative fee to the Fund amounted to $580,668, $134,632, $28,633 and $9,279 for Class A, Class B, Class C and Class I shares, respectively. For the fiscal year ended January 31, 2003, the Administrative fee to the Fund amounted to $940,804, $193,914, $44,641 and $11,945 for Class A, Class B, Class C and Class I shares, respectively.

Scudder High Income Opportunity Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through January 31, 2002, the Administrative fee to the Fund amounted to $15,883, $21,035 and $4,299 for Class A, Class B and Class C shares, respectively. For the fiscal year ended January 31, 2003, the Administrative fee to the Fund amounted to $27,596, $33,475 and $7,803 for Class A, Class B and Class C shares, respectively.

Scudder Short-Term Bond Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through December 31, 2001, the Administrative fee to the Fund amounted to $204,822, $58,589 and $31,215 for Class A, Class B and Class C shares, respectively. For the fiscal year ended December 31, 2002, the Administrative fee to the Fund amounted to $396,905, $119,425 and $42,166 for Class A, Class B and Class C shares, respectively.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Certain expenses of each Fund are not borne by the Advisor under the Administrative Agreement, such as organizational expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the Independent Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.


The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses at 0.90% for Class A, Class B, Class C and Class I shares, respectively, of Scudder Income Fund, 1.05% for Class A, Class B and Class C shares, respectively, of Scudder High Income Opportunity Fund and 0.90% for Class A, Class B and Class C shares, respectively, of Scudder Short-Term Bond Fund. As in the case of the Administrative Agreement, these limitations exclude reorganization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and trustee counsel fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).


AMA InvestmentLink(SM) Program


Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and "Distribution Services Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for the Funds , each dated April 5, 2002, were last approved by the Trustees on August 19, 2002. Each Distribution Agreement has an initial term ending September 30, 2002 and continues from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

 Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.


With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.


SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.


Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under the Services Agreement as set forth below for the period June 25, 2001 (commencement of sales) through January 31, 2002:

Fund                                    Class A    Class B   Class C
----                                    -------    -------   -------

Scudder Income  Fund                   $484,864   $112,428   $35,898

Scudder High Income Opportunity Fund   $ 12,218   $ 14,022   $ 3,070

Scudder Short-Term Bond Fund           $157,560   $ 39,060   $ 9,440

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.


                                            Aggregate     Aggregate        Aggregate            Aggregate
                                              Sales      Commissions    Commissions Paid       Commissions
Fund                         Fiscal Year   Commissions  Paid to Firms  to Affiliated Firms    Retained by SDI
----                         -----------   -----------  -------------  -------------------    ---------------

Scudder Income Fund             2002         $92,000       $68,000          $5,000               $19,000
                                2001         $91,000       $52,000          $16,000              $23,000
                                2000         $0            $0               $0                   $0

Scudder High Income
Opportunity Fund                2002         $8,000        $4,000           $0                   $4,000
                                2001         $14,000       $8,000           $4,000               $2,000
                                2000         $0            $0               $0                   $0

Scudder Short-Term Bond
Fund                            2002         $51,000       $29,000          $1,000               $21,000
                                2001         $0            $0               $0                   $0
                                2000         $0            $0               $0                   $0

                       Other Distribution Expenses Paid by
                     Underwriter for Fiscal Year Ended 2002
                     --------------------------------------


                Other Distribution Expenses Paid by
            Underwriter for Fiscal Year Ended 2002

                                                      Contingent
                      12b-1 Fees     Compensation      Deferred      Compensation
                         Paid          Retained      Sales Charge     Paid by SDI
                        to SDI          by SDI       Paid to SDI       to Firms
                        ------          ------       -----------       --------

Scudder Income Fund
   Class A              $765,347         $157,058       $48,714           $608,289
   Class B              $643,959         $269,511      $163,987           $374,448
   Class C              $222,331           $2,705        $2,753           $219,626

Scudder High Income
Opportunity Fund
   Class A               $18,328               $0       $10,000            $19,152
   Class B               $88,049          $40,044       $20,281            $48,005
   Class C               $22,184               $0          $289            $72,213

Scudder Short-Term
Bond Fund
   Class A              $305,311          $18,966       $43,952           $286,345
   Class B              $318,465          $73,468      $135,016           $244,997
   Class C              $120,473               $0        $5,670           $121,980




                      Advertising                  Marketing      Misc.
                         and         Prospectus   and Sales     Operating   Interest
                      Literature      Printing     Expenses     Expenses     Expenses
                      ----------      --------     --------     --------     --------

Scudder Income Fund
   Class A                    NA            NA           NA           NA          NA
   Class B               $31,629        $3,258      $19,603       $4,108    $334,167
   Class C               $13,427        $1,376       $8,668       $1,737          $0

Scudder High Income
Opportunity Fund
   Class A                    NA            NA           NA           NA          NA
   Class B                $4,174          $423       $2,184         $481     $57,853
   Class C                $1,888          $216       $1,015         $238          $0

Scudder Short-Term
Bond Fund
   Class A                    NA            NA           NA           NA          NA
   Class B               $20,498        $2,462      $14,232       $3,639     $42,437
   Class C               $27,418        $2,108      $18,089       $4,180          $0


                             PORTFOLIO TRANSACTIONS




The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

For the fiscal years ended January 31, 2001, 2002 and 2003, Scudder Income Fund paid $0, $0 and $0 in commissions, respectively. For the fiscal years ended January 31, 2001, 2002 and 2003, Scudder High Income Opportunity Fund paid $0, $7,464 and $10,764 in commissions, respectively. For the fiscal years ended December 31, 2000, 2001 and 2002, Scudder Short-Term Bond Fund paid $0, $0 and $0 in commissions, respectively

                              Percentage of                                      Dollar Amount of     Dollar Amount of
                           Commissions Paid to   Percentage of Transactions      Commissions Paid       Transactions
                               Affiliated       Involving Commissions Paid to     to Brokers for       Allocated for
Name of Fund                     Brokers             Affiliated Brokers         Research Services    Research Services
------------                     -------             ------------------         -----------------    -----------------

Scudder Income Fund                $0                        $0                         $0                   $0
Scudder High Income
Opportunity Fund                   $0                        $0                       $8,536            $216,103,735
Scudder Short-Term
Bond Fund                          $0                        $0                         $0                   $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for Scudder Income Fund are as follows:


152% (including mortgage dollar roll transactions was 180%) and 235% (including mortgage dollar roll transactions was 259%) for the fiscal years ended January 31, 2002 and 2003, respectively.


Portfolio turnover rates for the two most recent fiscal years for Scudder High Income Opportunity Fund are as follows:


61% and 117% for the fiscal years ended January 31, 2002 and 2003, respectively.


Portfolio turnover rates for the two most recent fiscal years for Scudder Short-Term Bond Fund are as follows:


87% and 346% for the fiscal years ended December 31, 2001 and 2002, respectively.


Independent Accountants and Reports to Shareholders

The financial highlights of the Funds included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02116, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to each Fund and their Independent Trustees.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Income Fund. For the fiscal year ended January 31, 2000, the amount charged to the Fund amounted to $93,994. Effective June 25, 2001, the above fees are paid by the Advisor pursuant to the Administrative Agreement.

High-Yield Opportunity Fund. For the fiscal year ended January 31, 2000, SFAC imposed fees amounting to $58,203. Prior to October 2, 2000, the amount charged to the Fund amounted to $35,459, all of which as paid at January 31, 2001.

Effective June 25, 2001, the above fees are paid by the Advisor pursuant to the Administrative Agreement.

Short-Term Bond Fund. For the period ended 2000 the Fund incurred charges of $57,769, all of which was paid as of December 31, 2000. For the period ended December 31, 2001, the above- fees are paid by the Advisor pursuant to the Administrative Agreement.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under each fund's fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.


Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B, C and I shares. SISC receives as transfer agent an annual account fee of $5 per account, transaction and maintenance charges, annual fees associated with the continent deferred sales charge (Class B shares only) and out-of pocket expenses reimbursement. Effective June 25, 2001, these fees are paid by the Advisor pursuant to the Administrative Agreement.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST") 333 West 11th Street, Kansas City, Missouri 64105, SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.


                                   PERFORMANCE

After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/^n - 1

Where:
      T       =   Average Annual Total Return
      P       =   a hypothetical initial investment of $1,000
      n       =   number of years
      ERV     =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

       Average Annual Total Returns for the Period Ended January 31, 2003

                                      1 Year   5 Years  0 Years   Life of Class
                                      ------   -------  -------   -------------


High Income Opportunity Fund(1) --
Class A                               -4.12%   -0.73%     NA          3.28%
High Income Opportunity Fund --
Class B                               -3.14%   -0.72%     NA          3.09%
High Income Opportunity Fund --
Class C                               -1.38%   -0.90%     NA          2.96%
Income Fund(2) -- Class A              2.21%    4.10%    5.54%          NA
Income Fund -- Class B                 3.22%    4.12%    5.24%          NA
Income Fund -- Class C                 5.26%    4.17%    5.24%          NA


(1) Life of the Class is for the period beginning June 28, 1996 (commencement of operations). The Average Annual Total Return for the one-year and life of the Class periods would have been lower, had the Advisor not maintained Fund expenses. On August 10, 1998, the Board of Trustees changed the fiscal year end of the Fund from February 28 to January 31.

(2) The Average Annual Total Return for the one-year period would have been lower, had the Advisor not maintained Fund expenses. On August 10, 1998, the Board of Trustees changed the fiscal year end of the Fund from December 31 to January 31.

       Average Annual Total Returns for the Period Ended December 31, 2002

                                     1 Year         5 Years         10 Years**
                                     ------         -------         ----------


Short-Term Bond Fund -- Class A*      1.79%          4.12%            4.47%
Short-Term Bond Fund -- Class B       0.82%          3.69%            3.92%
Short-Term Bond Fund -- Class C       2.81%          3.68%            3.85%


* Returns for the 5 and 10-year periods shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns would have been lower.

** Returns shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns would have been lower.

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for each Fund or class will vary based on changes in market conditions and the level of each Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

      P       =   a hypothetical initial investment of $1,000

      T       =   average annual total return (after taxes on distributions)

      n       =   number of years

      ATVD    =   ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                P(1+T)^n = ATVDR

Where:

      P       =   A hypothetical initial investment of $1,000

      T       =   average annual total return (after taxes on distributions and redemption)

      n       =   number of years

      ATVDR   =   ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         Aggregate Return = (ERV/P) - 1

Where:

      P       =   a hypothetical initial investment of $1,000

      ERV     =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge at the end of the measuring period.

Yield

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                         YIELD = 2 [(a-b)/cd + 1)^6 - 1]

Where:

      a       =   dividends and interest earned during the period

      b       =   expenses accrued for the period (net of reimbursements)

      c       =   the average daily number of shares outstanding during the
                  period that were entitled to receive dividends

      d       =   the maximum offering price per share on the last day of the period

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

                 Compensation Schedule #1(1)          Compensation Schedule #2(2)              Compensation Schedule #3(2)
                 ---------------------------          ---------------------------              ---------------------------
                                     As a                                   As a                                  As a
                 Amount of      Percentage of Net     Amount of        Percentage of Net       Amount of     Percentage of Net
                Shares Sold        Asset Value       Shares Sold          Asset Value         Shares Sold       Asset Value
                -----------        -----------       -----------          -----------         -----------       -----------

$1 million to $5 million              1.00%        Under $15 million        0.75%          Over $15 million        0.25%

Over $5 million to $50 million        0.50%                --                --                    --               --

Over $50 million                      0.25%                --                --                    --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.


The public offering price of Scudder High Income Opportunity Fund and Scudder Income Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:


                                  Sales Charge
                                  ------------


                                                                                  Allowed to Dealers
                                       As a Percentage of    As a Percentage of   as a Percentage of
Amount of Purchase                      Offering Price        Net Asset Value*      Offering Price
------------------                      --------------        ----------------      --------------

Less than $100,000                          4.50%                  4.71%                4.00%
$100,000 but less than $250,000             3.50%                  3.63%                3.00%
$250,000 but less than $500,000             2.60%                  2.67%                2.25%
$500,000 but less than $1 million           2.00%                  2.04%                1.75%
$1 million and over                         0.00**                 0.00**               0.00***


*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

The public offering price of Scudder Short-Term Bond Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                                                  Allowed to Dealers
                                       As a Percentage of    As a Percentage of   as a Percentage of
Amount of Purchase                      Offering Price        Net Asset Value*      Offering Price
------------------                      --------------        ----------------      --------------

Less than $100,000                          2.75%                  2.83%                2.25%
$100,000 but less than $250,000             2.50%                  2.56%                2.00%
$250,000 but less than $500,000             2.00%                  2.04%                1.75%
$500,000 but less than $1 million           1.50%                  1.52%                1.25%
$1 million and over                         0.00**                 0.00**               0.00***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) officers, trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons;

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class C Purchases. As of February 1, 2003, Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee.

Waiver of the Class C up-front sales charge. You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o existing Class C shareowners as of January 31, 2003, who make additional purchases of Class C shares in the same fund(s);

o Class C shares purchased through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Class C shares purchased through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Class C shares purchased through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for Class B Shares or Class C Shares by employer sponsored employee benefit plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plan prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount". Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.


The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year's charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Checkwriting. For Scudder Short-Term Bond Fund: Effective August 19, 2002, the Checkwriting Privilege will no longer be offered to new investors. The Checkwriting Privilege will continue to be available for shareholders who previously elected this privilege. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.


Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash

Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.    To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund/Portfolio, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirements vehicles the effects of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the discussion above. The elimination of the double taxation of corporate dividends may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of a Fund's investment portfolio. This change could reduce a Fund's net asset value and distributions made by a Fund.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Trustees and Executive Officers for a Fund as of May 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees


Name, Age, Position(s)                                                                            Number of
Held with the Fund and         Principal Occupation(s) During Past 5 Years and                    Funds in Fund
Length of Time Served(1)       Other Directorships Held                                           Complex Overseen
------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)      President, WGBH Educational Foundation. Directorships:               47
Trustee, 1990-present          American Public Television; New England Aquarium; Becton
                               Dickinson and Company (medical technology company); Mass
                               Corporation for Educational Telecommunications; The A.H. Belo
                               Company (media company); Committee for Economic Development;
                               Concord Academy; Public Broadcasting Service; Boston Museum of
                               Science
------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)       President, Driscoll Associates (consulting firm); Executive          47
Trustee, 1987-present          Fellow, Center for Business Ethics, Bentley College; formerly,
                               Partner, Palmer & Dodge (1988-1990); Vice President of
                               Corporate Affairs and General Counsel, Filene's (1978-1988).
                               Directorships: CRS Technology (technology service company);
                               Advisory Board, Center for Business Ethics, Bentley College;
                               Board of Governors, Investment Company Institute; former
                               Chairman, ICI Directors Services Committee
------------------------------------------------------------------------------------------------------------------
Keith R. Fox (49)              Managing Partner, Exeter Capital Partners (private equity            47
Trustee, 1996-present          funds). Directorships: Facts on File (school and library
                               publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking);
                               K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment
                               Companies (trade association)
------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)             Retired. Formerly, Chairman of the Quality Control Inquiry           47
Trustee, 2002-present          Committee, American Institute of Certified Public Accountants
                               (1992-1998); Partner, KPMG LLP (1958-1990). Directorships:
                               Household International (banking and finance); ISI Family of
                               Funds (registered investment companies; 4 funds overseen);
                               Kimberly-Clark Corporation (personal consumer products)
------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)    Retired. Formerly, Consultant (1997-2001); Director, U.S.            47
Trustee, 1999-present          General Accounting Office (1996-1997); Partner, Fulbright &
                               Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                               William and Flora Hewlett Foundation; Service Source, Inc.
------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (60)            Managing Partner, First Light Capital (venture capital group)        47
                               (2000-present); formerly, Trustee, 1994-present Special
                               Limited Partner, TL Ventures (venture capital fund)
                               (1996-1998); General Partner, TL Ventures (1994-1996);
                               President and Chief Operating Officer, Safeguard Scientifics,
                               Inc. (public technology business incubator company)
                               (1991-1993). Directorships: Sonesta International Hotels,
                               Inc.; Aberdeen Group (technology research); The Reference,
                               Inc. (IT consulting for financial services); United Way of
                               Mass Bay. Trusteeships: Connecticut College, Chair, Finance
                               Committee; Northeastern University, Chair, Funds and Endowment
                               Committee
------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s)                                                                            Number of
Held with the Fund and         Principal Occupation(s) During Past 5 Years and                    Funds in Fund
Length of Time Served(1)       Other Directorships Held                                           Complex Overseen
------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (67)              Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);             47
Trustee, 2002-present          formerly, President (interim) of Williams College (1999-2000);
                               President, certain funds in the Deutsche Asset Management
                               Family of Funds (formerly, Flag Investors Family of Funds)
                               (registered investment companies) (1999-2000). Directorships:
                               Yellow Corporation (trucking); American Science & Engineering
                               (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad
                               Passenger Corporation (Amtrak); formerly, Chairman and Member,
                               National Transportation Safety Board
------------------------------------------------------------------------------------------------------------------


Interested Trustees and Officers


Name, Age, Position(s)                                                                            Number of
Held with the Fund and         Principal Occupation(s) During Past 5 Years and                    Funds in Fund
Length of Time Served(1)       Other Directorships Held                                           Complex Overseen
------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,3) (57)      Managing Director, Deutsche Bank Securities Inc. (formerly           202
Chairman, Trustee and          Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present        (1999 to present); Director and President, Investment Company
                               Capital Corp. (registered investment advisor) (1996 to
                               present); Director, Deutsche Global Funds, Ltd. (2000 to
                               present), CABEI Fund (2000 to present), North American Income
                               Fund (2000 to present) (registered investment companies);
                               Director, Scudder Global Opportunities Fund (since 2003);
                               Director/Officer Deutsche/Scudder Mutual Funds (various
                               dates); President, Montgomery Street Securities, Inc. (2002 to
                               present) (registered investment companies); Vice President,
                               Deutsche Asset Management, Inc. (2000 to present); formerly,
                               Director, ISI Family of Funds (registered investment
                               companies; 4 funds overseen) (1992-1999)
------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(3) (49)       Managing Director of Deutsche Asset Management (2002-present)        n/a
Vice President and Assistant   and Director, Deutsche Global Funds Ltd. (2002-present);
Secretary, 2002-present        formerly, Director, Deutsche Asset Management (1999-2002);
                               Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                               Securities Inc.) (1998-1999); Assistant General Counsel,
                               United States Securities and Exchange Commission (1993-1998)
------------------------------------------------------------------------------------------------------------------
John Millette (40)             Vice President of Deutsche Asset Management                          n/a
Vice President and Secretary,
1999-present
------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)            Vice President of Deutsche Asset Management (2001-present);          n/a
Vice President, 2002-          formerly, Director, John Hancock Signature Services
present                        (1992-2001); Senior Manager, Prudential Mutual Fund Services
                               (1987-1992)
------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)          Director, Deutsche Asset Management (April 2000-present).            n/a
Treasurer, 2002-present        Formerly, Vice President and Department Head, BT Alex. Brown
                               Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s)                                                                             Number of
Held with the Fund and          Principal Occupation(s) During Past 5 Years and                    Funds in Fund
Length of Time Served(1)        Other Directorships Held                                           Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                       n/a
Assistant Secretary,
1997-present
------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo (46)  Director, Deutsche Asset Management                                  n/a
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (37 )       Director, Deutsche Asset Management.                                 n/a
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins (57)          Director, Deutsche Asset Management. Trustee of Massachusetts         n/a
Assistant Treasurer,           Hospital School.
2003-present
------------------------------------------------------------------------------------------------------------------


(1) Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

(2) Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.


(3)   Address: One South Street, Baltimore, Maryland


Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.


Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary

Trustees' Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's eight members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.


The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Trustees conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:


Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustee held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, Richard T. Hale and Charles A. Rizzo. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean
C. Tempel. The Valuation Committee held seven meetings during calendar year
2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing & Distribution Committee: The Shareholder Servicing & Distribution Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Henry P. Becton, Jr., Dawn Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean
C. Tempel (Co-Chair)and Carl W. Vogt. The Shareholder Servicing & Distribution Committee held four meetings during calendar year 2002.


* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                               Compensation from    Compensation from   Pension or Retirement   Total Compensation
                         Compensation from    Scudder High Income   Scudder Short-Term   Benefits Accrued as         Paid to
Name of Trustee         Scudder Income Fund    Opportunity Fund         Bond Fund       Part of Fund Expenses    Trustees(4)(5)(6)
---------------         -------------------    ----------------         ---------       ---------------------    -----------------

Henry P. Becton, Jr.          $4,824                $1,107                $4,019                 $0                   $170,000
Dawn-Marie Driscoll(1)        $5,186                $1,573                $4,339                 $0                   $180,000
Edgar R. Fiedler(5)           $4,833                $1,107                $4,023                 $0                   $176,397
Keith R. Fox                  $4,811                $1,105                $4,004                 $0                   $170,000
Louis E. Levy(2)(4)*          $3,543                 $706                 $2,998                 $0                   $157,346
Jean Gleason Stromberg        $4,687                $1,095                $3,886                 $0                   $165,000
Jean C. Tempel                $4,643                $1,070                $3,852                 $0                   $164,000
Carl W. Vogt(3)*              $3,695                 $743                 $3,108                 $0                   $159,846


*     Newly elected Trustees, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2)   Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.


(4) For each Trustee, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Independent Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.


(5) Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustees beneficial share ownership as of December 31, 2002.


                             Dollar Range of                                                            Aggregate Dollar Range of
                           Securities Owned in     Dollar Range of            Dollar Range of         Securities Owned in All Funds
                           Scudder High Income   Securities Owned in        Securities Owned in            in the Fund Complex
      Name of Trustees      Opportunity Fund     Scudder Income Fund    Scudder Short-Term Bond Fund      Overseen by Trustees
      ----------------      ----------------     -------------------    ----------------------------      --------------------

Henry P. Becton, Jr.         $10,001-$50,000       $50,001-$100,000           $10,001-$50,000                 Over $100,000
Dawn-Marie Driscoll            $1-$10,000             $1-$10,000                 $1-$10,000                   Over $100,000
Edgar R. Fiedler                  None                   None                       None                      Over $100,000
Keith Fox                    $10,001-$50,000             None                       None                      Over $100,000
Louis E. Levy                     None                   None                       None                      Over $100,000
Richard T. Hale                   None                   None                       None                      Over $100,000
Jean Gleason Stromberg       $10,001-$50,000             None                       None                      Over $100,000
Jean C. Tempel                 $1-$10,000          $10,001-$50,000               $1-$10,000                   Over $100,000
Carl W. Vogt                      None                   None                       None                      Over $100,000


Securities Beneficially Owned


As of April 7, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of April 7, 2003, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of April 7, 2003, 1,098,124 shares in the aggregate, or 9.52% of the outstanding shares of Scudder High Income Opportunity Fund, Class S, were held in the name of Charles Schwab & Co Inc, 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 93,466 shares in the aggregate, or 6.54% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of National Investor Services Inc, 55 Water St. Fl 32, New York, New York 10041-0028 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 132,302 shares in the aggregate, or 9.26% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 123,214 shares in the aggregate, or 8.62 % of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of A G Edwards & Sons Inc for the best interests of Royal Bank of Canada II, 1 N Jefferson Ave, Saint Louis, MO 63103-2287 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 61,363 shares in the aggregate, or 23.14% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 2,000,975 shares in the aggregate, or 5.54% of the outstanding shares of Scudder Income Fund, Class S, were held in the name of Scudder Trust Company, for the best interests of Farmers Group Inc Employee Profit Sharing Savings, P.O. Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 284,924 shares in the aggregate, or 5.87% of the outstanding shares of Scudder Income Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 164,228 shares in the aggregate, or 9.60% of the outstanding shares of Scudder Income Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 21,159 shares in the aggregate or 22.99% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of Scudder Trust Company for the sole benefit of Patricia Manley, 520 East 79th St 3-C, New York, New York 10021-1556 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 45,520 shares in the aggregate or 49.46% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 6,298 shares in the aggregate or 6.84% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 7,249 shares in the aggregate or 7.88%% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 304,803 shares in the aggregate, or 7.93% of the outstanding shares of Scudder Short-Term Bond Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 635,316 shares in the aggregate, or 28.19% of the outstanding shares of Scudder Short-Term Bond Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.


                                FUND ORGANIZATION

Scudder Short-Term Bond Fund is a diversified series of Scudder Funds Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981. The name of the Trust was changed, effective July 3, 1989, from Scudder Target Fund to Scudder Funds Trust. On December 23, 1987, the par value of the shares of beneficial interest of the Trust was changed from no par value to $.01 par value per share. Effective July 3, 1989, two series of the Trust, the General 1990 Portfolio and U.S. Government 1990 Portfolio, sold their assets to another series of the Trust, the General 1994 Portfolio, in exchange for shares of the 1994 Portfolio, as approved by shareholders on June 26, 1989. Effective as of the same date, the General 1994 Portfolio changed its name to Scudder Short-Term Bond Fund and changed its investment objectives from current income, capital preservation and possible capital appreciation to its current investment objective.

Scudder High Income Opportunity Fund and Scudder Income Fund are each a diversified series of Scudder Portfolio Trust, a Massachusetts business trust established under a Declaration of Trust dated November 3, 1987, as amended. On November 4, 1987, the par value of the shares of beneficial interest was changed from no par value to $0.01 par value per share. Scudder High Income Opportunity

Fund changed its name from Scudder High-Yield Opportunity Fund on November 11, 2002. Prior to May 1, 2001, the Fund was known as Scudder High Yield Bond Fund.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, and Class I (for Scudder Income Fund) Shares are offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Funds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated January 31, 2003 for Scudder Income Fund and Scudder High Income Opportunity Fund and December 31, 2002 for Scudder Short-Term Bond Fund, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION


The CUSIP number of Scudder Income Fund Class A is 811192-806.

The CUSIP number of Scudder Income Fund Class B is 811192-889.

The CUSIP number of Scudder Income Fund Class C is 811192-871.

The CUSIP number of Scudder Income Fund Class I is 8111-92-863.

Scudder Income Fund has a fiscal year end of January 31.

The CUSIP number of Scudder High Income Opportunity Fund Class A is 811192-848.

The CUSIP number of Scudder High Income Opportunity Fund Class B is 811192-830.

The CUSIP number of Scudder High Income Opportunity Fund Class C is 811192-822.


Scudder High Income Opportunity Fund has a fiscal year end of January 31.


The CUSIP number of Scudder Short-Term Bond Fund, Class A is 810902-270.

The CUSIP number of Scudder Short-Term Bond Fund, Class B is 810902-288.

The CUSIP number of Scudder Short-Term Bond Fund, Class C is 810902-296.


Scudder Short-Term Bond Fund has a fiscal year end of on December 31.

This Statement of Additional Information contains the information of the Funds. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                               SCUDDER FUNDS TRUST

                          Scudder Short-Term Bond Fund
                            (Class S and Class AARP)

                             SCUDDER PORTFOLIO TRUST

                               Scudder Income Fund
                            (Class S and Class AARP)

                      Scudder High Income Opportunity Fund
                            (Class S and Class AARP)


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B, C and I (for Scudder Income Fund only) shares prospectuses dated May 1, 2003 for Scudder Short-Term Bond Fund (a "Fund"), a series of Scudder Funds Trust (a "Trust") and Scudder Income Fund and Scudder High Income Opportunity Fund, (each a "Fund" and, together with Scudder Short-Term Bond Fund, the "Funds"), both a series of Scudder Portfolio Trust (a "Trust" and, together with Scudder Funds Trust, the "Trusts"), as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated December 31, 2002 for Scudder Short-Term Bond Fund and January 31, 2003 for Scudder Income Fund and Scudder High Income Opportunity Fund, accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3


MANAGEMENT OF THE FUNDS.......................................................24
    Investment Advisor........................................................24
    Administrative Agreement..................................................28

FUND SERVICE PROVIDERS........................................................29
    Underwriter...............................................................29

PORTFOLIO TRANSACTIONS........................................................30
    Independent Accountants and Reports to Shareholders.......................32
    Legal Counsel.............................................................32
    Transfer Agent............................................................32
    Custodian.................................................................32
    Fund Accounting Agent.....................................................33
    Retirement Service Provider...............................................33

PERFORMANCE...................................................................33

PURCHASE AND REDEMPTION OF SHARES.............................................36

TAXES.........................................................................43

NET ASSET VALUE...............................................................45

OFFICERS AND TRUSTEES.........................................................46

FUND ORGANIZATION.............................................................53

FINANCIAL STATEMENTS..........................................................54

ADDITIONAL INFORMATION........................................................54

RATINGS OF INVESTMENTS........................................................55

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the "1940 Act" and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a) borrow money in an amount greater than 5% of its total assets (Scudder High Income Opportunity Fund: 20%) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); or

(f) lend portfolio securities in an amount greater than 5% of its total assets.


Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Income Fund has undertaken that if the Fund obtains an exemptive order from the Securities and Exchange Commission (the "SEC") which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a "no action" or interpretive letter to the effect that the Fund may proceed without shareholder vote.


The Scudder High Income Opportunity Fund may borrow money for leverage purposes, which can exaggerate the effect on its net asset value for any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 20% of the total assets of the Fund, including the amount borrowed.


Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features . In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund.

Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.




Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Bank Loans. The Scudder High Income Opportunity Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When a Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. Scudder High Income Opportunity Fund may invest in securities rated lower than Baa/BBB and in unrated securities of equivalent quality in the Advisor's judgment. The fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest. The fund may also purchase investment-grade bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. For more information about debt security ratings please refer to the attached "Appendix." The Advisor expects that a portion of a fund's investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Advisor believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Advisor also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Advisor believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Advisor seeks to identify such opportunities and benefit from this type of market inefficiency.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. Scudder High Income Opportunity Fund and Scudder Income Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in fund securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions. Scudder High Income Opportunity Fund may use credit default swaps to sell/buy protection on high yield credit exposure although no more than 15% of its assets will be used for this purpose. (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Scudder Income Fund and Scudder Short-Term Bond Fund may also use certain Strategic Transactions to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The current Agreements, each dated April 5, 2002, were last approved by the Trustees of each Trust on August 12, 2002. Each Agreement continues in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.


Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expense of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to each Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of each Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.


Income Fund


As of June 25, 2001, the Fund pays the Advisor an fee at an annual rate of 0.550% on the first $250 million of average daily net assets, 0.520% on the next $750 million, 0.500% on the next $1.5 billion, 0.480% on the next $2.5 billion, 0.450% on the next $2.5 billion, 0.430% on the next $2.5 billion, 0.410% on the next $2.5 billion, and 0.400% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.650% of average daily net assets on such assets up to $200 million, 0.600% of average daily net assets on such assets exceeding $200 million, 0.550% of average daily net assets on such assets exceeding $500 million, 0.525% of average daily net assets on such assets exceeding $1 billion, and 0.500% of average daily net assets on such assets exceeding $1.5 billion. The fee was payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2001, the Advisor did not impose a portion of its investment management fee of $2,074,051 and the amount imposed aggregated $2,396,680. For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $5,984,864. For the fiscal year ended January 31, 2003, the Fund paid fees of $6,039,682.


High Income Opportunity Fund


As of June 25, 2001, the Fund pays the Advisor a fee at an annual rate of 0.60% on the first $500 million of average daily net assets, 0.575% on the next $500 million, 0.550% on the next $500 million, 0.525% on the next $500 million, 0.500% on the next $1 billion, 0.475% of such net assets in excess of $3 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. Prior to June 25, 2001, for the above services the Fund paid an annual rate of 0.600% of average daily net assets on such assets up to $500 million, 0.575% of average daily net assets on such assets exceeding $500 million, $0.550% of average daily net assets on such assets exceeding $1 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended January 31, 2001, Scudder did not impose a portion of its fee of $438,902 and the amount imposed aggregated $448,049. For the fiscal year ended January 31, 2002, the Fund incurred aggregate fees of $849,321. For the fiscal year ended January 31, 2003, the Fund paid fees of $821,434.


Short-Term Bond Fund

The Fund pays the Advisor a fee at an annual rate of 0.450% of average daily net assets on such assets up to $1.5 billion, 0.425% of average daily net assets on the next $500 million, 0.400% of average daily net assets on the next $1 billion of such net assets, 0.385% of average daily net assets on the next $1 billion of such net assets, 0.370% of average daily net assets on the next $1 billion of such net assets, 0.355% of average daily net assets of the next $1 billion of such net assets, and 0.340% of average daily net assets exceeding $6 billion. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended December 31, 2000, the amount imposed pursuant to the Agreement aggregated $3,836,018. For the fiscal year ended December 31, 2001, the Fund incurred fees in the amount of $4,843,584, For the fiscal year ended December 31, 2002, the Fund paid fees of $5,104,029.


Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each fund's investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the funds.


Board Considerations in Connection with Annual Renewal of Investment Management Agreement for the Funds

The Trustees approved the continuation of each Fund's current investment management agreement in August 2002. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Administrative Agreement


Effective June 25, 2001, each Fund entered into an administrative services agreement ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.30% of Class S shares and 0.30% of Class AARP shares of each Fund's average daily net assets. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Scudder Income Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through January 31, 2002, the Administrative fee to the Fund amounted to $2,088,233 and $429,222 for Class S and Class AARP shares, respectively. For the fiscal year ended January 31, 2003, the Administrative fee to the Fund amounted to $1,737,556 and $487,716 for Class S and Class AARP shares, respectively.

Scudder High Income Opportunity Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through January 31, 2002, the Administrative fee to the Fund amounted to $365,960 and $23,526 for Class S and Class AARP shares, respectively. For the fiscal year ended January 31, 2003, the Administrative fee to the Fund amounted to $314,456 and $37,320 for Class S and Class AARP shares, respectively.

Scudder Short-Term Bond Fund. For the period June 25, 2001 (commencement of Administrative Agreement) through December 31, 2001, the Administrative fee to the Fund amounted to $1,926,141 and $1,047,384 for Class S and Class AARP shares, respectively. For the fiscal year ended December 31, 2002, the Administrative fee to the Fund amounted to $1,859,838 and $1,047,539 for Class S and Class AARP shares, respectively.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Certain expenses of each Fund are not borne by the Advisor under the Administrative Agreement, such as organizational expenses, taxes, brokerage, interest, and/or service fees, and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including the Independent Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.


The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses at 0.90% for Class S and Class AARP shares, of Scudder Income Fund, 1.05% for Class S and Class AARP shares, of Scudder High Income Opportunity Fund and 0.90% for Class S and Class AARP shares, of Scudder Short-Term Bond Fund. As in the case of the Administrative Agreement, these limitations exclude reorganization expenses, taxes, brokerage, interest expense and trustee counsel fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.


AMA InvestmentLink(SM) Program


Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Underwriter

The Trusts, on behalf of the Funds have an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation . The Trusts' underwriting agreement dated September 30, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.


Although the Funds do not currently have a 12b-1 Plan for these classes, and the Trustees have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.


The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

                             PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

For the fiscal years ended January 31, 2001, 2002 and 2003, Scudder Income Fund paid $0, $0 and $0 in commissions, respectively. For the fiscal years ended January 31, 2001, 2002 and 2003, Scudder High Income Opportunity Fund paid $0, $7,464 and $10,764 in commissions, respectively. For the fiscal years ended December 31, 2000, 2001 and 2002, Scudder Short-Term Bond Fund paid $0, $0 and $0 in commissions, respectively.

                                     Percentage of            Percentage of            Dollar Amount of         Dollar Amount of
                                  Commissions Paid to     Transactions Involving     Commissions Paid to          Transactions
                                       Affiliated          Commissions Paid to           Brokers for             Allocated for
Name of Fund                            Brokers             Affiliated Brokers        Research Services        Research Services
------------                            -------             ------------------        -----------------        -----------------

Scudder Income Fund                        $0                       $0                        $0                       $0

Scudder High Income Opportunity
Fund                                       $0                       $0                      $8,536                $216,103,735

Scudder Short-Term Bond Fund               $0                       $0                        $0                       $0


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for Scudder Income Fund are as follows:




152% (including mortgage dollar roll transactions was 180%) and 235% (including mortgage dollar roll transactions was 259%) for the fiscal years ended January 31, 2002 and 2003, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder High Income Opportunity Fund are as follows:

61% and 117% for the fiscal years ended January 31, 2002 and 2003, respectively.

Portfolio turnover rates for the two most recent fiscal years for Scudder Short-Term Bond Fund are as follows:

87% and 346% for the fiscal years ended December 31, 2001 and 2002, respectively.


Independent Accountants and Reports to Shareholders

The financial highlights of the Funds included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02116, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to each Fund and their Independent Trustees.


Transfer Agent


Scudder Service Corporation ("Service Corporation" or "SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to the Administrative Agreement, the above fees are now paid by the Advisor.

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST") 333 West 11th Street, Kansas City, Missouri 64105, SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.


Custodian

The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02109 as custodian for each Fund. State Street Bank and Trust Company has entered into agreements with foreign subcustodians approved by the Trustees of the Trust pursuant to Rule 17f-5 of the 1940 Act. Pursuant to the Administrative Agreement, the above fees are now paid by the Advisor.

Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under each fund's fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.


Retirement Service Provider

Scudder Trust Company ("STC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of each Fund. Pursuant to the Administrative Agreement, the above fees are now paid for by the Advisor.

                                   PERFORMANCE

After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:
           T         =      Average Annual Total Return
           P         =      a hypothetical initial investment of $1,000
           n         =      number of years
           ERV       =      ending  redeemable  value: ERV is the value,
                            at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

       Average Annual Total Returns for the Period Ended January 31, 2003


                                             1 Year    5 Years     10 Years        Life of Class
                                             ------    -------     --------        -------------

High Income Opportunity Fund(1)-- Class S    0.56%      0.46%         NA               4.30%
High Income Opportunity Fund-- Class AARP    0.79%      0.56%         NA               4.37%
Income Fund(2) -- Class S                    7.29%      5.33%        6.30%              NA
Income Fund -- Class AARP                    7.29%      5.34%        6.30%              NA


(1) Life of the Class is for the period beginning June 28, 1996 (commencement of operations). The Average Annual Total Return for the one year and life of the Class periods would have been lower, had the Advisor not maintained Fund expenses. On August 10, 1998, the Board of Trustees changed the fiscal year end of the Fund from February 28 to January 31.

(2) The Average Annual Total Return for the one year period would have been lower, had the Advisor not maintained Fund expenses. On August 10, 1998, the Board of Trustees changed the fiscal year end of the Fund from December 31 to January 31.

       Average Annual Total Returns for the Period Ended December 31, 2002

                                     1 Year        5 Years         10 Years**
                                     ------        -------         ----------


Short-Term Bond Fund-- Class S*      4.95%          4.96%             5.04%
Short-Term Bond Fund-- Class AARP    4.85%          4.97%             5.04%


* Returns for the 5 and 10 year periods shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns would have been lower.

** Returns shown reflect a temporary fee and/or expense waiver and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver and reimbursement, returns would have been lower.

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for each Fund or class will vary based on changes in market conditions and the level of each Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

      P        =      a hypothetical initial investment of $1,000

      T        =      average annual total return (after taxes on distributions)

      n        =      number of years

      ATVD     =      ending value of a hypothetical $1,000 payment made at the
                      beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                P(1+T)^n = ATVDR

Where:

     P          =     a hypothetical initial investment of $1,000

     T          =     average annual total return (after taxes on distributions
                      and redemption)

     n          =     number of years

     ATVDR      =     ending value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         Aggregate Return = (ERV/P) - 1

Where:

           P               =      a hypothetical initial investment of $1,000

           ERV             =      ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges [and the applicable deferred sales charge at the end of the measuring period.

Yield

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                         YIELD = 2 [(a-b)/cd + 1)^6 - 1]

Where:


        a       =       dividends and interest earned during the period

        b       =       expenses accrued for the period (net of reimbursements)

        c       =       the  average  daily  number of shares  outstanding
                        during the period that were entitled to receive dividends

        d       =       the maximum offering price per share on the last day of
                        the period

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of [the/a] Fund with performance quoted with respect to other investment companies or types of investments.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

All new investors in Class AARP of a Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a Fund will generally not be available to new investors.


Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.    Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee and fee-based programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. For Scudder Short-Term Bond Fund: Effective August 19, 2002, the Checkwriting Privilege will no longer be offered to new investors. The Checkwriting Privilege will continue to be available for shareholders who previously elected this privilege. Checks may be used tem to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.    To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund/Portfolio, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirements vehicles the effects of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the discussion above. The elimination of the double taxation of corporate dividends may reduce the value of, and thus the return on, previously issued debt obligations and similar of Funds in Fund Complex Overseen securities which are part of a Fund's investment portfolio. This change could reduce a Fund's net asset value and distributions made by a Fund.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Trustees and Executive Officers for a Fund as of May 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund.


Independent Trustees
                                                                                                              Number of
Name, Age, Position(s)                                                                                        Funds in Fund
Held with the Fund and                           Principal Occupation(s) During Past 5 Years and              Complex
Length of Time Served(1)                         Other Directorships Held                                     Overseen
------------------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)                        President, WGBH Educational Foundation.                      47
Trustee, 1990-present                            Directorships: American Public Television;
                                                 New England Aquarium; Becton Dickinson and
                                                 Company (medical technology company); Mass
                                                 Corporation for Educational
                                                 Telecommunications; The A.H. Belo Company
                                                 (media company); Committee for Economic
                                                 Development; Concord Academy; Public
                                                 Broadcasting Service; Boston Museum of
                                                 Science
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Number of
Name, Age, Position(s)                                                                                        Funds in Fund
Held with the Fund and                           Principal Occupation(s) During Past 5 Years and              Complex
Length of Time Served(1)                         Other Directorships Held                                     Overseen
------------------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)                         President, Driscoll Associates                               47
Trustee, 1987-present                            (consulting firm); Executive Fellow,
                                                 Center for Business Ethics, Bentley
                                                 College; formerly, Partner, Palmer &
                                                 Dodge (1988-1990); Vice President of
                                                 Corporate Affairs and General Counsel,
                                                 Filene's (1978-1988). Directorships:
                                                 CRS Technology (technology service
                                                 company); Advisory Board, Center for
                                                 Business Ethics, Bentley College;
                                                 Board of Governors, Investment Company
                                                 Institute; former Chairman, ICI
                                                 Directors Services Committee
------------------------------------------------------------------------------------------------------------------------------------
Keith R. Fox (49)                                Managing Partner, Exeter Capital                             47
Trustee, 1996-present                            Partners (private equity funds).
                                                 Directorships: Facts on File (school
                                                 and library publisher); Progressive
                                                 Holding Corporation (kitchen importer
                                                 and distributor); Cloverleaf
                                                 Transportation Inc. (trucking);
                                                 K-Media, Inc. (broadcasting); Natural
                                                 History, Inc. (magazine publisher);
                                                 National Association of Small Business
                                                 Investment Companies (trade
                                                 association)
------------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)                               Retired. Formerly, Chairman of the                           47
Trustee, 2002-present                            Quality Control Inquiry Committee,
                                                 American Institute of Certified Public
                                                 Accountants (1992-1998); Partner, KPMG
                                                 LLP (1958-1990). Directorships:
                                                 Household International (banking and
                                                 finance); ISI Family of Funds
                                                 (registered investment companies; 4
                                                 funds overseen); Kimberly-Clark
                                                 Corporation (personal consumer
                                                 products)
------------------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)                      Retired. Formerly, Consultant                                47
Trustee, 1999-present                            (1997-2001); Director, U.S. General
                                                 Accounting Office (1996-1997);
                                                 Partner, Fulbright & Jaworski, L.L.P.
                                                 (law firm) (1978-1996). Directorships:
                                                 The William and Flora Hewlett
                                                 Foundation; Service Source, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (60)                              Managing Partner, First Light Capital                        47
Trustee, 1994-present                            (venture capital group)
                                                 (2000-present); formerly, Special
                                                 Limited Partner, TL Ventures (venture
                                                 capital fund) (1996-1998); General
                                                 Partner, TL Ventures (1994-1996);
                                                 President and Chief Operating Officer,
                                                 Safeguard Scientifics, Inc. (public
                                                 technology business incubator company)
                                                 (1991-1993). Directorships: Sonesta
                                                 International Hotels, Inc.; Aberdeen
                                                 Group (technology research); The
                                                 Reference, Inc. (IT consulting for
                                                 financial services); United Way of
                                                 Mass Bay. Trusteeships: Connecticut
                                                 College, Chair, Finance Committee;
                                                 Northeastern University, Chair, Funds
                                                 and Endowment Committee
------------------------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (67)                                Senior Partner, Fulbright & Jaworski,                        47
Trustee, 2002-present                            L.L.P. (law firm); formerly, President
                                                 (interim) of Williams College
                                                 (1999-2000); President, certain funds
                                                 in the Deutsche Asset Management
                                                 Family of Funds (formerly, Flag
                                                 Investors Family of Funds) (registered
                                                 investment companies) (1999-2000).
                                                 Directorships: Yellow Corporation
                                                 (trucking); American Science &
                                                 Engineering (x-ray detection
                                                 equipment); ISI Family of Funds
                                                 (registered investment companies, 4
                                                 funds overseen); National Railroad
                                                 Passenger Corporation (Amtrak);
                                                 formerly, Chairman and Member,
                                                 National Transportation Safety Board
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees and Officers


                                                                                                              Number of
Name, Age, Position(s)                                                                                        Funds in Fund
Held with the Fund and                           Principal Occupation(s) During Past 5 Years and              Complex
Length of Time Served(1)                         Other Directorships Held                                     Overseen
------------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,3) (57)                        Managing Director, Deutsche Bank                             198
Chairman, Trustee and President,                 Securities Inc. (formerly Deutsche
2002-present                                     Banc Alex. Brown Inc.) and Deutsche
                                                 Asset Management (1999 to present);
                                                 Director and President, Investment
                                                 Company Capital Corp. (registered
                                                 investment advisor) (1996 to present);
                                                 Director, Deutsche Global Funds, Ltd.
                                                 (2000 to present), CABEI Fund (2000 to
                                                 present), North American Income Fund
                                                 (2000 to present) (registered
                                                 investment companies); Director,
                                                 Scudder Global Opportunities Fund
                                                 (since 2003); Director/Officer
                                                 Deutsche/Scudder Mutual Funds (various
                                                 dates); President, Montgomery Street
                                                 Securities, Inc. (2002 to present)
                                                 (registered investment companies);
                                                 Vice President, Deutsche Asset
                                                 Management, Inc. (2000 to present);
                                                 formerly, Director, ISI Family of
                                                 Funds (registered investment
                                                 companies; 4 funds overseen)
                                                 (1992-1999)
------------------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(3) (49)                         Managing Director of Deutsche Asset                          n/a
Vice President and Assistant                     Management (2002-present) and
Secretary, 2002-present                          Director, Deutsche Global Funds Ltd.
                                                 (2002-present); formerly, Director,
                                                 Deutsche Asset Management (1999-2002);
                                                 Principal, BT Alex. Brown Incorporated
                                                 (now Deutsche Bank Securities Inc.)
                                                 (1998-1999); Assistant General
                                                 Counsel, United States Securities and
                                                 Exchange Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------------------------
John Millette (40)                               Vice President of Deutsche Asset Management                  n/a
Vice President and Secretary,
1999-present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)                              Vice President of Deutsche Asset                             n/a
Vice President, 2002-present                     Management (2001-present); formerly,
                                                 Director, John Hancock Signature
                                                 Services (1992-2001); Senior Manager,
                                                 Prudential Mutual Fund Services
                                                 (1987-1992)
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)                            Director, Deutsche Asset Management                          n/a
Treasurer, 2002-present                          (April 2000-present). Formerly, Vice
                                                 President and Department Head, BT
                                                 Alex. Brown Incorporated (now Deutsche
                                                 Bank Securities Inc.) (1998-1999);
                                                 Senior Manager, Coopers & Lybrand
                                                 L.L.P. (now PricewaterhouseCoopers
                                                 LLP) (1993-1998)
------------------------------------------------------------------------------------------------------------------------------------
Caroline Pearson (41)                            Managing Director of Deutsche Asset Management               n/a
Assistant Secretary, 1997-present
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo (46)                   Director, Deutsche Asset Management                          n/a
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (37 )                        Director, Deutsche Asset Management.                         n/a
Assistant Treasurer,
2003-present
------------------------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins (57)                            Director, Deutsche Asset Management.                         n/a
Assistant Treasurer,                             Trustee of Massachusetts Hospital
2003-present                                     School.
------------------------------------------------------------------------------------------------------------------------------------


(1) Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.

      For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

(2) Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.


(3)   Address: One South Street, Baltimore, Maryland


Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.


Kenneth Murphy:                     Vice President
Caroline Pearson:                   Secretary

Trustees' Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's eight members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.


The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Trustees conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:


Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustee held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox, Richard T. Hale and Charles A. Rizzo. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean
C. Tempel. The Valuation Committee held seven meetings during calendar year
2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing & Distribution Committee: The Shareholder Servicing & Distribution Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Henry P. Becton, Jr., Dawn Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean
C. Tempel (Co-Chair)and Carl W. Vogt. The Shareholder Servicing & Distribution Committee held four meetings during calendar year 2002.


* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.


Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                                           Pension or
                                           Compensation                    Retirement
                                           from Scudder  Compensation       Benefits             Total
                            Compensation   High Income   from Scudder      Accrued as         Compensation
                            from Scudder   Opportunity    Short-Term      Part of Fund           Paid to
     Name of Trustee        Income Fund       Fund        Bond Fund         Expenses        Trustees(4)(5)(6)
     ---------------        -----------       ----        ---------         --------        -----------------

Henry P. Becton, Jr.          $4,824         $1,107         $4,019             $0             $170,000
Dawn-Marie Driscoll(1)        $5,186         $1,573         $4,339             $0             $180,000
Edgar R. Fiedler(5)           $4,833         $1,107         $4,023             $0             $176,397
Keith R. Fox                  $4,811         $1,105         $4,004             $0             $170,000
Louis E. Levy(2)(4)*          $3,543          $706          $2,998             $0             $157,346
Jean Gleason Stromberg        $4,687         $1,095         $3,886             $0             $165,000
Jean C. Tempel                $4,643         $1,070         $3,852             $0             $164,000
Carl W. Vogt(3)*              $3,695          $743          $3,108             $0             $159,846


* Newly elected Trustees, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2)   Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Trustee, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Independent Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.

(5) Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustees beneficial share ownership as of December 31, 2002.



                                                                                                    Aggregate Dollar
                              Dollar Range of                                                           Range of
                             Securities Owned      Dollar Range of        Dollar Range of          Securities Owned in
                                in Scudder        Securities Owned      Securities Owned in             All Funds
                               High Income          in  Scudder         Scudder Short-Term          in the Fund Complex
    Name of Trustee          Opportunity Fund       Income Fund            Bond Fund               Overseen by Trustees
    ---------------          ----------------       -----------            ---------               --------------------

Henry P. Becton, Jr.         $10,001-$50,000      $50,001-$100,000         $10,001-$50,000            Over $100,000
Dawn-Marie Driscoll          $1-$10,000           $1-$10,000               $1-$10,000                 Over $100,000
Edgar R. Fiedler             None                 None                     None                       Over $100,000
Keith Fox                    $10,001-$50,000      None                     None                       Over $100,000
Louis E. Levy                None                 None                     None                       Over $100,000
Richard T. Hale              None                 None                     None                       Over $100,000
Jean Gleason Stromberg       $10,001-$50,000      None                     None                       Over $100,000
Jean C. Tempel               $1-$10,000           $10,001-$50,000          $1-$10,000                 Over $100,000
Carl W. Vogt                 None                 None                     None                       Over $100,000

Securities Beneficially Owned


As of April 7, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of April 7, 2003, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of April 7, 2003, 1,098,124 shares in the aggregate, or 9.52% of the outstanding shares of Scudder High Income Opportunity Fund, Class S, were held in the name of Charles Schwab & Co Inc, 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 93,466 shares in the aggregate, or 6.54% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of National Investor Services Inc, 55 Water St. Fl 32, New York, New York 10041-0028 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 132,302 shares in the aggregate, or 9.26% of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 123,214 shares in the aggregate, or 8.62 % of the outstanding shares of Scudder High Income Opportunity Fund, Class A, were held in the name of A G Edwards & Sons Inc for the best interests of Royal Bank of Canada II, 1 N Jefferson Ave, Saint Louis, MO 63103-2287 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 61,363 shares in the aggregate, or 23.14% of the outstanding shares of Scudder High Income Opportunity Fund, Class C, were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 2,000,975 shares in the aggregate, or 5.54% of the outstanding shares of Scudder Income Fund, Class S, were held in the name of Scudder Trust Company, for the best interests of Farmers Group Inc Employee Profit Sharing Savings, P.O. Box 1757 Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 284,924 shares in the aggregate, or 5.87% of the outstanding shares of Scudder Income Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 164,228 shares in the aggregate, or 9.60% of the outstanding shares of Scudder Income Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 21,159 shares in the aggregate or 22.99% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of Scudder Trust Company for the sole benefit of Patricia Manley, 520 East 79th St 3-C, New York, New York 10021-1556 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 45,520 shares in the aggregate or 49.46% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 6,298 shares in the aggregate or 6.84% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Growth Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 7,249 shares in the aggregate or 7.88%% of the outstanding shares of Scudder Income Fund, Class I, were held in the name of State Street Bank & Trust Co, Custodian for Scudder Pathway Series, Balanced Portfolio, 1 Heritage Dr #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 304,803 shares in the aggregate, or 7.93% of the outstanding shares of Scudder Short-Term Bond Fund, Class B, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of April 7, 2003, 635,316 shares in the aggregate, or 28.19% of the outstanding shares of Scudder Short-Term Bond Fund, Class C, were held in the name of MLPF&S for the sole benefit of its customers, 4800 Deer Lake Dr East, 3rd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.


                                FUND ORGANIZATION

Scudder Short-Term Bond Fund is a diversified series of Scudder Funds Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981. The name of the Trust was changed, effective July 3, 1989, from Scudder Target Fund to Scudder Funds Trust. On December 23, 1987, the par value of the shares of beneficial interest of the Trust was changed from no par value to $.01 par value per share. Effective July 3, 1989, two series of the Trust, the General 1990 Portfolio and U.S. Government 1990 Portfolio, sold their assets to another series of the Trust, the General 1994 Portfolio, in exchange for shares of the 1994 Portfolio, as approved by shareholders on June 26, 1989. Effective as of the same date, the General 1994 Portfolio changed its name to Scudder Short-Term Bond Fund and changed its investment objectives from current income, capital preservation and possible capital appreciation to its current investment objective.

Scudder High Income Opportunity Fund and Scudder Income Fund are each a diversified series of Scudder Portfolio Trust, a Massachusetts business trust established under a Declaration of Trust dated November 3, 1987, as amended. On November 4, 1987, the par value of the shares of beneficial interest was changed from no par value to $0.01 par value per share. Scudder High Income Opportunity Fund changed its name from Scudder High-Yield Opportunity Fund on November 11, 2002. Prior to May 1, 2001, the Fund was known as Scudder High Yield Bond Fund.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, and] Class I (for Scudder Income Fund) Shares are offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Funds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated January 31, 2003 for Scudder Income Fund and Scudder High Income Opportunity Fund and December 31, 2002 for Scudder Short-Term Bond Fund, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of Scudder Income Fund Class S is 811192-10-3.

The CUSIP number of Scudder Income Fund Class AARP is 811192-608.

The CUSIP number of Scudder High Income Opportunity Fund Class S is 811192-30-1.

The CUSIP number of Scudder High Income Opportunity Fund Class AARP is 811192-707 .

Scudder Income Fund has a fiscal year end of January 31.

Scudder High Income Opportunity Fund has a fiscal year end of January 31.

The CUSIP number of Scudder Short-Term Bond Fund, Class S is 810902-20-5.

The CUSIP number of Scudder Short-Term Bond Fund, Class AARP is 810902-262.

Scudder Short-Term Bond Fund has a fiscal year end of December 31.

This Statement of Additional Information contains the information of the Funds. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                               SCUDDER FUNDS TRUST

                            PART C: OTHER INFORMATION

Item 23.                      Exhibits:
--------

                    (a)       (a)(1)     Amended and Restated Declaration of Trust dated December 21, 1987 is incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (a)(2)     Instrument dated September 17, 1982 Establishing and Designating Series of
                                         Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                              (a)(3)     Instrument dated September 17, 1982 Establishing and Designating an
                                         Additional Series of Shares is incorporated by reference to Post-Effective
                                         Amendment No. 24 to the Registration Statement.

                              (a)(4)     Instrument dated March 21, 1984 Establishing and Designating an Additional
                                         Series of Shares is incorporated by reference to Post-Effective Amendment
                                         No. 24 to the Registration Statement.

                              (a)(5)     Certificate of Amendment of Declaration of Trust dated June 29, 1989is incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (a)(6)     Amendment of Establishment and Designation of Additional Series of Shares
                                         dated June 29, 1989 is incorporated by reference to Post-Effective
                                         Amendment No. 24 to the Registration Statement.

                              (a)(7)     Abolition of series by the Registrant dated June 29, 1989 on behalf of the
                                         U.S. Government 1990 Portfolio is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (a)(8)     Abolition of series by the Registrant dated June 29, 1989 on behalf of the
                                         General 1990 Portfolio is incorporated by reference to Post-Effective
                                         Amendment No. 24 to the Registration Statement.

                              (a)(9)     Abolition of series by the Registrant on behalf of the Scudder Zero Coupon
                                         1995 Fund, dated July 15, 1992 is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (a)(10)    Redesignation of Series of Registrant dated March 7, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                         Statement.

                              (a)(11)    Certificate of Amendment of Declaration of Trust dated July 2, 1991 is incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (a)(12)    Establishment and Designation of Classes of Shares of Beneficial Interest,
                                         $0.01 par value, Class S and Class AARP, with respect to Scudder Short
                                         Term Bond Fund is incorporated by reference to Post-Effective Amendment
                                         No. 32 to the Registration Statement.



                                Part C - Page 1

                              (a)(13)    Establishment and Designation of Classes of Shares of Beneficial Interest,
                                         $0.01 par value, Class A, B and C, with respect to Scudder Short Term Bond
                                         Fund is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                    (b)       (b)(1)     By-Laws of the Registrant dated as of September 17, 1982 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                         Statement.

                              (b)(2)     Amendment to the By-Laws of Registrant as of March 5, 1984 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                         Statement.

                              (b)(3)     Amendment to the By-Laws of Registrant as of October 1, 1984 is
                                         incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (b)(4)     Amendment to the By-Laws of Registrant as of December 12, 1991 is
                                         incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (b)(5)     Amendment to the By-Laws of the Registrant dated September 17, 1992 is incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.

                              (b)(6)     Amendment to the By-Laws of the Registrant dated November 13, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the
                                         Registration Statement.

                              (b)(7)     Amendment to By-Laws of the Registrant dated December 10, 2002. (Filed herein.)

                    (c)                  Inapplicable.

                    (d)       (d)(1)     Investment Management Agreement between the Registrant, on behalf of
                                         Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated
                                         September 7, 1998 is incorporated by reference to Post-Effective Amendment
                                         No. 28 to the Registration Statement.

                              (d)(2)     Investment Management Agreement between the Registrant, on behalf of
                                         Scudder Zero Coupon 2000 Fund, and Scudder Kemper Investments, Inc. dated
                                         September 7, 1998 is incorporated by reference to Post-Effective Amendment
                                         No. 28 to the Registration Statement.

                              (d)(3)     Investment Management Agreement between the Registrant, on behalf of
                                         Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated
                                         August 14, 2000 is incorporated by reference to Post-Effective Amendment
                                         No. 35 to the Registration Statement.

                              (d)(4)     Investment Management Agreement between the Registrant, on behalf of
                                         Scudder Short-Term Bond Fund and Deutsche Investment Management Americas
                                         Inc. dated April 5, 2002.
                                         (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                         Registration Statement filed on April 30, 2002.)



                                Part C - Page 2

                    (e)       (e)(1)     Underwriting Agreement between the Registrant and Scudder Investor
                                         Services, Inc. dated September 7, 1998 is incorporated by reference to
                                         Post-Effective Amendment No. 28 to the Registration Statement.

                              (e)(2)     Underwriting Agreement between the Registrant and Scudder Investor
                                         Services, Inc., dated May 8, 2000, is incorporated by reference to
                                         Post-Effective Amendment No. 33 to the Registration Statement.

                              (e)(3)     Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated November 13, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                              (e)(4)     Underwriting Agreement between the Registrant and Scudder Investor
                                         Services, Inc., dated April 5, 2002.
                                         (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                         Registration Statement filed on April 30, 2002.)

                              (e)(5)     Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc.
                                         (Filed herein.)

                    (f)                  Inapplicable.

                    (g)       (g)(1)     Custodian Agreement between the Registrant and State Street Bank and Trust
                                         Company ("State Street Bank") dated December 17, 1982 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                              (g)(2)     Fee schedule for Custodian Agreement between the Registrant and State
                                         Street Bank is incorporated by reference to Post-Effective Amendment No.
                                         24 to the Registration Statement.

                              (g)(3)     Amendment to the Custodian Agreement between the Registrant and State
                                         Street Bank dated September 14, 1987 is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (g)(4)     Amendment to the Custodian Agreement between the Registrant and State
                                         Street Bank dated September 16, 1988 is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (g)(5)     Amendment to the Custodian Agreement between the Registrant and State
                                         Street Bank dated December 13, 1990 is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (g)(6)     Amendment to the Custodian Agreement between the Registrant and State
                                         Street is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

                    (h)       (h)(1)     Transfer Agency and Service Agreement with fee schedule between the
                                         Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the
                                         Registration Statement.



                                Part C - Page 3

                              (h)(2)     Revised fee schedule dated October 1, 1995 for Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the
                                         Registration Statement.

                              (h)(3)     Revised fee schedule dated October 1, 1996 for Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the
                                         Registration Statement.

                              (h)(4)     Agency Agreement with fee schedule between the Registrant and Kemper
                                         Service Company, dated November 13, 2000, is incorporated by reference to
                                         Post-Effective Amendment No. 36 to the Registration Statement.

                              (h)(5)     COMPASS Service Agreement with Scudder Trust Company dated October 1, 1995 is incorporated by reference to Post-Effective Amendment No. 22 to the
                                         Registration Statement.

                              (h)(6)     Revised fee schedule dated October 1, 1996 for Exhibit 9(h)(4) is incorporated by reference to Post-Effective Amendment No. 23 to the
                                         Registration Statement.

                              (h)(7)     Shareholder Services Agreement between the Registrant and Charles Schwab &
                                         Co., Inc. dated June 1, 1990 is incorporated by reference to
                                         Post-Effective Amendment No. 24 to the Registration Statement.

                              (h)(8)     Fund Accounting Services Agreement between the Registrant, on behalf of
                                         Scudder Short Term Bond Fund, and Scudder Fund Accounting Corporation
                                         dated July 19, 1995 is incorporated by reference to Post-Effective
                                         Amendment No. 22 to the Registration Statement.

                              (h)(9)     Fund Accounting Services Agreement between the Registrant, on behalf of
                                         Scudder Short Term Bond Fund, and Scudder Fund Accounting Corporation
                                         dated November 13, 2000 is incorporated by reference to Post-Effective
                                         Amendment No. 35 to the Registration Statement.

                              (h)(10)    Agreement and Plan of Reorganization dated November 9, 1998 by and between the Registrant and Scudder Short Term Bond Fund and Scudder Zero Coupon
                                         2000 Fund is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                              (h)(11)    Administrative Agreement between the Registrant and Scudder Kemper
                                         Investments, Inc. dated August 14, 2000 is incorporated by reference to
                                         Post-Effective Amendment No. 35 to the Registration Statement.

                              (h)(12)    Amended and Restated Administrative Agreement between the Registrant and
                                         Scudder Kemper Investments, Inc., dated December 29, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                         Statement.

                              (h)(13)    Shareholder Services Agreement between the Registrant and Kemper
                                         Distributors, Inc., dated December 29, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                              (h)(14)    Shareholder Services Agreement between the Registrant and Scudder
                                         Distributors, Inc.
                                         (Filed herein.)



                                Part C - Page 4

                    (i)                  Opinion and Consent of Legal Counsel.
                                         (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                         Registration Statement filed on April 30, 2002.)

                    (j)                  Consent of Independent Accountants.
                                         (Filed herein.)

                    (k)                  Inapplicable.

                    (l)                  Inapplicable.

                    (m)       (m)(1)     Rule 12b-1 Plan between Scudder Short Term Bond Fund and Kemper
                                         Distributors, Inc., dated December 29, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                    (n)       (n)(1)     Plan with respect to Scudder Short Term Bond Fund pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 33 to the
                                         Registration Statement.

                              (n)(2)     Amended and Restated Plan with respect to Scudder Short Term Bond Fund pursuant to Rule 18f-3 is incorporated by reference to Post-Effective
                                         Amendment No. 33 to the Registration Statement .

                              (n)(3)     Amended and Restated Plan with respect to Scudder Short Term Bond Fund pursuant to Rule 18f-3, dated December 29, 2000 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                    (p)       (p)(1)     Code of Ethics for Scudder Kemper Investments, Inc. and Scudder Investor
                                         Services, Inc. is incorporated by reference to Post-Effective Amendment No.
                                         31 to the Registration Statement.

                              (p)(2)     Revised Code of Ethics for Zurich Scudder Investments, Inc., dated January
                                         1, 2002 is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

                              (p)(3)     Code of Ethics of Scudder Funds Trust is incorporated by reference to
                                         Post-Effective Amendment No. 33 to the Registration Statement.

                              (p)(4)     Amended Code of Ethics for Scudder Kemper Investments, Inc., Kemper
                                         Distributors, Inc., and Scudder Investor Services, Inc., dated December 15,
                                         2000 is incorporated by reference to Post-Effective Amendment No. 35 to the
                                         Registration Statement.

                              (p)(5)     Code of Ethics for Deutsche Asset Management dated May 2000, as revised July
                                         2001.
                                         (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                         Registration Statement filed on April 30, 2002.)

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and


                                Part C - Page 5
                  trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On December 3, 2001, the majority owners of Zurich Scudder Investments, Inc. ("Scudder") entered into a transaction agreement with Deutsche Bank whereby Deutsche Bank would acquire 100% of Scudder, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.


Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.



Name                          Business and Other Connections of Board of Directors of Registrant's Advisor
----                          ----------------------------------------------------------------------------

Thomas F. Eggers*               Deutsche Investment Management Americas Inc., President and CEO

Deborah Flickinger**            Deutsche Investment Management Americas Inc., Director

Thomas Hughes**                 Deutsche Investment Management Americas Inc., Chairman and Director

William Shiebler**              Deutsche Investment Management Americas Inc., Director

Philipp von Girsewald***        Deutsche Investment Management Americas Inc., Director



                                Part C - Page 6

*             345 Park Avenue, New York, NY
**            280 Park Avenue, New York, NY
***           Taunusanlage 12, Frankfurt, Germany


Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-ended management investment companies managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


             (1)                                  (2)                                          (3)
Scudder Distributors, Inc.
Name and Principal            Position and Offices with                   Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Thomas F. Eggers              Chairman and Director                       None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum              Chief Executive Officer, President and      None
222 South Riverside Plaza     Director
Chicago, IL  60606

Scott B. David                Vice President and Director                 None
Two International Place
Boston, MA  02110-4103

John W. Edwards, Jr.          Chief Financial Officer and Treasurer       None
60 Wall Street
New York, NY  10005-2858

C. Perry Moore                Chief Operating Officer and Vice President  None
222 South Riverside Plaza
Chicago, IL 60606

Caroline Pearson              Secretary                                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack             Vice President and Chief                    None
Two International Place       Compliance Officer
Boston, MA  02110-4103

David Edlin                   Vice President                              None
222 South Riverside Plaza
Chicago, IL 60606



                                Part C - Page 7

             (1)                                  (2)                                          (3)
Scudder Distributors, Inc.
Name and Principal            Position and Offices with                   Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

Robert Froelich               Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher          Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan            Vice President                              None
Two International Place
Boston, MA  02110-4103

Kenneth P. Murphy             Vice President                              None
Two International Place
Boston, MA 02110

Philip J. Collora             Assistant Secretary                         None
222 South Riverside Plaza
Chicago, IL  60606


         (c)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.




                                Part C - Page 8

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 28th day of April, 2003.


                                          SCUDDER FUNDS TRUST

                                          By   /s/ Richard T. Hale
                                              ------------------------------
                                              Richard T. Hale
                                              President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/ Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, Chairman and President              April 28, 2003

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      April 28, 2003

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      April 28, 2003

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      April 28, 2003

/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*                              Trustee                                      April 28, 2003

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      April 28, 2003

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      April 28, 2003

/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*                               Trustee                                      April 28, 2003

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer (Chief Financial Officer)          April 28, 2003


*By:     /s/ Caroline Pearson
         ------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained and incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on April 30, 2002.

                                                               File No. 2-73371
                                                               File No. 811-3229



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 38

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 39

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                               SCUDDER FUNDS TRUST

                               SCUDDER FUNDS TRUST

                                  EXHIBIT INDEX


                                     (b)(7)
                                     (e)(5)
                                     (h)(14)
                                       (j)